SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-ll(c) or Rule 14a-12



                             MAGELLAN HEALTH SERVICES, INC.
                    (Name of Registrant as Specified In Its Charter)



                       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules O-ll(c)(l)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500  per  each  party  to  the  controversy   pursuant  to  Exchange  Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

      1)   Title of each class of securities to which transaction applies:
      2)   Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
      4)   Proposed maximum aggregate value of transaction:

           (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

                           MAGELLAN HEALTH SERVICES, INC.
                       (Formerly Charter Medical Corporation)


                         ------------------------------------


                        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              TO BE HELD ON FEBRUARY 22, 1996


                         ------------------------------------





         The Annual Meeting of Stockholders of Magellan Health Services, Inc. will be held at 191 Peachtree Street, 50th floor, Atlanta, Georgia, on February 22, 1996, at 10:00 A.M., Eastern Standard Time, to consider and act upon the following:

         (1)  Election of one director to a three-year term;

         (2)  Approval of the Company's proposed 1996 Stock Option Plan;

         (3)  Approval of the Company's proposed 1997 Employee Stock Purchase
              Plan;

         (4) Approval of the Company's proposed 1996 Directors' Stock Option Plan; and

         (5)  Such other matters as may properly come before the meeting.

         Only stockholders of record at the close of business on January 4, 1996 are entitled to notice of, and to vote at, the meeting. A complete list of stockholders entitled to vote at the meeting will be available for inspection at the offices of the Company during normal business hours from February 9, 1996 through February 21, 1996.

         Your attention is directed to the accompanying proxy statement.



                                                       Linton C. Newlin
                                                       Secretary

Atlanta, Georgia
January 25, 1996






WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY. THE PROXY IS REVOCABLE AND YOU MAY VOTE YOUR SHARES IN PERSON IF YOU ATTEND THE MEETING AND WISH TO DO SO.

                            MAGELLAN HEALTH SERVICES, INC.


                               3414 Peachtree Road, N.E.
                                       Suite 1400
                                Atlanta, Georgia  30326


                         ------------------------------------



                                   PROXY STATEMENT FOR

                              ANNUAL MEETING OF STOCKHOLDERS



                         ------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Magellan Health Services, Inc., a Delaware corporation (the "Company"), from the holders of the Company's Common Stock (the "Common Stock"), for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Standard Time, on February 22, 1996, and any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at 191 Peachtree Street, 50th floor, Atlanta, Georgia. This Proxy Statement and the accompanying form of proxy were first sent or given to stockholders on or about January 25, 1996.

                                     VOTING

         The Board of Directors has fixed the close of business on January 4, 1996, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. On January 4, 1996, 28,724,786 shares of Common Stock were outstanding. Each share is entitled to one vote on each matter presented for a vote at the Annual Meeting.

         The presence in person or by proxy of the holders of a majority of the shares of Common Stock outstanding on the record date constitutes a quorum for the transaction of business at the Annual Meeting.

         The director will be elected by a plurality of the votes cast at the meeting by stockholders represented in person or by proxy. The other matters submitted to the stockholders at the Annual Meeting require the affirmative vote of a majority of the votes represented in person or by proxy at the meeting. With regard to the election of the director, stockholders may vote in favor of the nominee or withhold their vote as to the nominee. With respect to approval of the 1996 Stock Option Plan, 1997 Employee Stock Purchase Plan, and 1996 Directors' Stock Option Plan, stockholders may vote for or against the proposal or may abstain from voting.

         Stockholders should specify their choices on the enclosed form of proxy card. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by a properly signed proxy card will be voted FOR the election of the nominee for the office of director and FOR approval of the 1996 Stock Option Plan, 1997 Employee Stock Purchase Plan and 1996 Directors' Stock Option Plan. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote on such matters in their discretion.

         A stockholder who has returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing a later-dated proxy, by voting by ballot at the meeting or by filing with the Inspector of Election an instrument of revocation.

         Under Delaware law and the Company's bylaws, the treatment and effect of abstentions and broker non-votes are as follows. Abstentions with respect to a proposal are counted for purposes of establishing a quorum and are also counted for purposes of determining the minimum number of affirmative votes required for approval of matters other than the election of directors. Accordingly, if a stockholder registers an abstention vote by checking the Abstain box on the proxy card, the abstention vote has the effect of a vote against the proposal. If a broker or other nominee holding shares of Common Stock for beneficial owners has voted on one or more matters pursuant to discretionary authority or instructions from beneficial owners, but does not vote on other matters because the broker or nominee has not received instructions from beneficial owners and does not have the right to exercise discretionary voting power, such shares are counted for purposes of determining whether a quorum is present, but broker non-votes have no effect on the vote with respect to such other matters. That is, broker non-votes are not counted as votes for the proposal or as votes against the proposal and also are not counted in determining the number of votes needed in order for a proposal to be approved.

         Voting By ESOP Participants

         Each participant in the Company's Employee Stock Ownership Plan (the "ESOP") is being sent, together with this proxy statement, an ESOP proxy card for voting of the shares of the Company's Common Stock allocated to such participant's ESOP account (the "Allocated Shares"). The ESOP proxy card may be used by a participant to direct the Trustee of the ESOP (the "ESOP Trustee") as to the manner in which the participant's Allocated Shares shall be voted. In order to direct the ESOP Trustee, a participant must have completed, signed and dated the ESOP proxy card and returned it to the ESOP Trustee, in the envelope provided, which card must be received by the ESOP Trustee prior to the Annual Meeting.

         Prior to the Annual Meeting, the ESOP Trustee will aggregate votes of Allocated Shares for, against or abstaining or withholding authority to vote on any proposal or for any nominee. At the Annual Meeting, the ESOP Trustee will vote the Allocated Shares for which it has received instructions in accordance with such instructions. The ESOP Trustee will not vote any Allocated Shares in the absence of timely instructions. As of January 4, 1996, 227,500 shares of Common Stock were held by the ESOP Trustee and eligible to be voted at the Annual Meeting at the direction of participants. Under the terms of the ESOP, instructions received by the ESOP Trustee from participants are required to be held by the Trustee in confidence and not to be divulged or released to any person, including officers and employees of the Company. Neither the ESOP Trustee nor the Administrative Committee of the ESOP (consisting of three officers of the Company) will make recommendations to participants on whether to vote or how to vote.

         Shares of Common Stock held by the ESOP which have not been allocated to participants' accounts will be voted by the ESOP Trustee at the direction of the Administrative Committee of the ESOP. Under the applicable plan document, the Administrative Committee directs the ESOP Trustee concerning voting of unallocated shares after it determines such action to be in the best interests of participants. The Administrative Committee has advised the Company that it intends to direct the ESOP Trustee to vote FOR the election as director of the nominee named in this proxy statement and FOR approval of the 1996 Stock Option Plan, the 1997 Employee Stock Purchase Plan and the 1996 Directors' Stock Option Plan. As of January 4, 1996, 66,809 shares of Common Stock were held by the ESOP Trustee but not allocated to participants' accounts.

                             SOLICITATION OF PROXIES

         The cost of soliciting proxies in the accompanying form will be paid by the Company. In addition to solicitation by mail, banks, brokers and other custodians, nominees and fiduciaries will be requested to send proxy material to the beneficial owners and to secure their voting instructions, if necessary. The Company will reimburse them for their expenses in so doing. Certain officers and other employees of the Company, who will receive no compensation for their services other than their regular compensation, may solicit proxies by mail, telephone and personal contact. In addition, the firm of MacKenzie Partners, Inc. has been retained to assist in the solicitation of proxies for a fee of approximately $5,000 plus expenses.

                         PRINCIPAL HOLDERS OF COMMON STOCK

         The following table sets forth information as of December 31, 1995 (except as otherwise noted) with respect to persons known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock:

                                             Amount and Nature       Percent of
Name and Address                          of Beneficial Ownership      Class
----------------                          -----------------------      -----

Rainwater - Magellan Holdings, L.P. (1)         4,000,000                (1)

Nicholas Company, Inc. (2)                      2,300,000                 8.0
700 North Water Street
Suite 1010
Milwaukee, WI 53202

W.R. Huff Asset Management Co. LLC (3)          1,797,728                 6.3
30 Schuyler Place
Morristown, N.J. 07960

------------------------------------

(1) Includes 4,000,000 shares of Common Stock that Rainwater-Magellan Holdings, L.P. ("Rainwater-Magellan") has the right to acquire, subject to certain closing conditions, pursuant to the agreement, dated December 22, 1995, described under "Election of Director." The Company anticipates that the 4,000,000 shares will be purchased, if the closing conditions are satisfied, on or about January 31, 1996. As of December 31, 1995, after giving effect to Rainwater-Magellan's right to acquire 4,000,000 shares, Rainwater-Magellan was the beneficial owner of 12.2% of the Company's outstanding Common Stock. Under the rules of the Securities and Exchange Commission, Rainwater, Inc., the general partner of Rainwater-Magellan, and Richard B. Rainwater, the sole owner and sole director of Rainwater, Inc. are also deemed to be beneficial owners of the shares owned by Rainwater-Magellan.
(2) Information concerning beneficial ownership of securities by Nicholas Company, Inc. is based on information provided to representatives of the Company as of December 31, 1995.
(3) Information concerning beneficial ownership of securities by W.R. Huff Asset Management Co. LLC is based on its Schedule 13D, dated October
         4, 1995.

         Nicholas Company, Inc. is a registered investment advisor and possesses sole disposition power over the 2,300,000 shares owned by it. Nicholas Fund, Inc. is a registered investment company and possesses sole voting power over the 1,840,000 shares of the 2,300,000 shares owned by Nicholas Company, Inc. Albert O. Nicholas may be deemed a beneficial owner of the shares held by Nicholas Company, Inc. under the Securities and Exchange
Commission rules because of his control of Nicholas Company, Inc.   Mr.
Nicholas is the President, Director and majority stockholder of Nicholas Company, Inc. and disclaims beneficial ownership of all securities reported as beneficially owned by Nicholas Company, Inc.

         W.R. Huff Asset Management Co. LLC ("Huff") is a registered investment adviser and, under the terms of Huff's investment advisory contracts with its clients, Huff has shared voting and shared investment power over the 1,797,728 shares of Common Stock. Huff is a limited liability company; and one of its members, W.R. Huff, of the same address, may be deemed a beneficial owner of the shares under Securities and Exchange Commission rules because of his control of Huff.

                               ELECTION OF DIRECTOR

         Under the Company's Certificate of Incorporation, the number of directors is fixed at eight. The directors are divided into three classes, with one class being elected each year to serve three-year terms. At the Annual Meeting, management proposes that stockholders elect one director for a three-year term expiring in 1999. One director position for a term expiring in 1996 is vacant. Of the present seven directors, six will continue to serve after the Annual Meeting, three for terms expiring in 1997 and three for terms expiring in 1998.

         The vacancy on the Board of Directors for the term expiring in 1996 was created by the retirement of Lawrence W. Drinkard in October 1995. Vacancies on the Board may be filled by the Board of Directors. G. Fred DiBona, Jr. was appointed to the Board of Directors on January 23, 1996 for a term expiring in 1998 pursuant to a Stockholders Agreement dated December 13, 1995 between the Company, Green Spring Health Services, Inc. ("Green Spring"), Independence Blue Cross and the other remaining stockholders of Green Spring. See "Certain Relationships and Related Transactions." The Board of Directors expects to fill the remaining vacancy in 1996 upon closing of an agreement, dated December 22, 1995, as amended, between the Company and Rainwater-Magellan Holdings, L.P., a limited partnership controlled by Richard B. Rainwater. The agreement provides for the purchase by Rainwater-Magellan of four million shares of the Company's Common Stock and four-year warrants to purchase two million shares of the Company's Common Stock ("Warrants") for an aggregate consideration of $69,732,000. Pursuant to the Agreement, the Company will appoint a designee of Rainwater, Inc., the general partner of Rainwater-Magellan, to fill a vacancy on the Company's Board of Directors and will continue to nominate such a designee for election or re-election to the Company's Board of Directors for so long as Rainwater-Magellan and its affiliates continue to own at least 600,000 shares of the Company's Common Stock, Warrants or a combination of the two. Any designee must be acceptable to the Company.

         If the nominee listed below is unable to serve (which is not anticipated), the Board of Directors will designate a substitute nominee, in which case the persons designated as proxy holders will vote all valid proxies for the election of such substitute nominee. In addition, the proxy holders shall not be entitled to vote proxies for a greater number of nominees than the number named below.

         The first table below sets forth the name of the nominee for the director position to be elected by the holders of the Common Stock at the Annual Meeting. The second table sets forth the names of each other present director who will continue to serve after the Annual Meeting. With respect to each nominee and continuing director, the table lists his age, month and year in which he first became a director, any other position with the Company, principal occupations during the past five years and any directorships in public or certain other companies.


                            NOMINEE FOR THE DIRECTOR POSITION
                                FOR TERM EXPIRING IN 1999

                                              Position with Company,
Name, Age, and Date                           Principal Occupations
  First Became a                              During Past Five Years
     Director               Term Expiring     and Other Directorships
     --------               -------------     -----------------------

Edwin M. Banks                 1996           Securities Analyst, W.R. Huff
  33                                          Asset Management Co., L.P.
  July 1992                                   (1988 - present);  Director of
                                              American Communications Services,
                                              Inc.(since 1994); Director of Del
                                              Monte Corporation (since 1995).



                                  CONTINUING DIRECTORS

                                              Position with Company,
Name, Age, and Date                           Principal Occupations
  First Became a                              During Past Five Years
     Director               Term Expiring     and Other Directorships
     --------               -------------     -----------------------

E. Mac Crawford                1997           Chairman of the Board of
 46                                           Directors, President and Chief
 April 1990                                   Executive Officer of the Company
                                              (since 1993); President and Chief
                                              Operating Officer 1992-1993);
                                              Executive Vice President-Hospital
                                              Operations (1990-1992); Director
                                              of First Union National Bank of
                                              Georgia (since 1994); Director of
                                              Integrated Health Services, Inc.
                                              (sub-acute healthcare company)
                                              (since 1995).

Raymond H. Kiefer              1997           Retired insurance executive (since
  68                                          1992); President, Allstate
 July 1992                                    Insurance Company (1989-1992).


Gerald L. McManis              1997           President (since 1965) of McManis
  59                                          Associates, Inc. (strategy
  February 1994                               development and management
                                              consulting firm for healthcare
                                              and healthcare related companies);
                                              Director of MMI Companies, Inc.
                                              (since 1994).

Andre C. Dimitriadis           1998           Chairman and Chief Executive
  55                                          Officer of LTC Properties(a
  July 1992                                   healthcare real estate investment
                                              trust)(since 1992); Executive Vice
                                              President and Chief Financial
                                              Officer, Beverly Enterprises, Inc.
                                              (nursing homes) (1989-1992);
                                              Director of Home Care Management,
                                              Inc. (since 1993); Director of
                                              Assisted Living Concepts, Inc.
                                              (since 1994).

A.D. Frazier, Jr.              1998           Senior Executive Vice President
  51                                          and Chief Operating Officer for
 May 1995                                     the Atlanta Committee for the
                                              Olympic Games (since 1991);
                                              Director of The INVESCO Funds/The
                                              EBI Funds/INVESCO Treasurer's
                                              Series Trust/The Global Health
                                              Sciences Fund (since 1994).


                                         5



                                  CONTINUING DIRECTORS (cont.)

                                              Position with Company,
Name, Age, and Date                           Principal Occupations
  First Became a                              During Past Five Years
     Director               Term Expiring     and Other Directorships
     --------               -------------     -----------------------

G. Fred DiBona, Jr.            1998           Director, President and Chief
  44                                          Executive Officer of Independence
January 1996                                  Blue Cross (a health insurance
                                              company) (since 1990); Director of
                                              Pennsylvania Savings Bank (since
                                              1994); Director of Philadelphia
                                              Suburban Water Company (since
                                              1993).


                                          BOARD OF DIRECTORS INFORMATION

         During the fiscal year ended September 30, 1995, the Board of Directors held six meetings; and each director attended all Board meetings (with the exception of Mr. Frazier, who did not attend one meeting) and all meetings of committees of which he was a member.

         The Board has established an Audit Committee and a Compensation Committee. There is no nominating committee of the Board; nominees for director are selected by the Board of Directors.

         Audit Committee. Audit Committee members are Edwin M. Banks (Chairman) and Raymond H. Kiefer. The Audit Committee held two meetings in fiscal 1995. The Audit Committee recommends to the Board of Directors the engagement of independent auditors of the Company, reviews the scope and results of audits of the Company, reviews the Company's internal accounting controls and the activities of the Company's internal audit staff and reviews the professional services furnished to the Company by its independent auditors.

         Compensation Committee. Compensation Committee members are Andre C. Dimitriadis (Chairman) and Gerald L. McManis. The Compensation Committee held three meetings in fiscal 1995. The Compensation Committee's duties are described under the caption, "Board Compensation Committee Report on Executive Compensation."

         During fiscal 1995, non-employee directors received annual compensation of $24,000 and a fee of $1,000 for each Board meeting attended. In addition, non-employee directors were paid $1,000 for each committee meeting attended. On May 19, 1995, upon election to the Board of Directors, A.D. Frazier was granted an option under the Directors' Stock Option Plan to purchase 25,000 shares of the Company's Common Stock for an exercise price of $18.88 per share. In addition, on May 19, 1995, Mr. Frazier was granted units under the Directors' Unit Award Plan to receive 2,500 shares of the Company's Common Stock upon vesting. Units vest when a director ceases to be a non-employee director. Under certain circumstances, the number of shares payable upon vesting will be less than 2,500.

                                EXECUTIVE COMPENSATION

         The following table sets forth, for the three fiscal years ended September 30, 1995, the compensation paid by the Company to the Chief Executive Officer and the four other most highly compensated executive officers:

                               SUMMARY COMPENSATION TABLE


                                                                                     Long-Term
                               Annual Compensation               Other              Compensation
                               -------------------               Annual               Option/              All Other
 Name and Principal       Fiscal     Salary        Bonus       Compensation            SARS               Compensation
    Position               Year        ($)          ($)          ($)(1)               (#) (2)                $)(3)
 ------------------       ------     ------       -----       --------------      ---------------        --------------

E. Mac Crawford           1995     $600,000     $     --         $177,236                    --              $204,095
Chairman of the           1994      600,000      369,000            1,009                90,000               332,135
 Board of Directors,      1993      520,000      293,280              711                    --                30,049
 President and Chief
 Executive Officer

Lawrence W. Drinkard(4)   1995      367,500           --               --                    --               151,276
Executive Vice            1994      367,500      226,013            3,014                35,500               231,129
President and Chief       1993      350,000      197,400            3,007                    --                29,806
 Financial Officer

Craig L. McKnight (5)     1995      204,167           --           45,668               100,000                11,218
Executive Vice President-
 Office of  the President

C. Clark Wingfield        1995      237,000           --               --                  --                  74,887
Senior Vice President -   1994      237,000      134,047          157,322              17,500                 122,788
 Administrative Services  1993      225,000      110,790           37,820                   --                 31,000

David A. Richardson       1995      204,167           --           21,630                   --                 72,541
Executive Vice President -1994      200,000       84,840          126,750               17,500                 87,840
Alternative Services      1993      185,400      104,936              495                   --                 29,917


------------------------------------


(1) Fiscal 1995 includes, for Mr. Crawford and Mr. McKnight reimbursement of relocation expenses of $157,558 and $38,289, respectively, and for Mr. Richardson a car allowance of $12,000. Fiscal 1994 includes, for Mr. Wingfield and Mr. Richardson, reimbursement of relocation
         expenses of $108,914 and $107,244, respectively.   Fiscal 1993
         includes, for Mr. Wingfield, country club dues of $15,998, car allowance of $12,000 and an administrative services allowance of $7,939.
(2) Represents in fiscal 1995 and fiscal 1994 the number of stock options granted under the Company's 1994 Stock Option Plan.
(3) In fiscal 1995 includes the following: (a) contributions to the ESOP of $20,408 each for Mr. Crawford, Mr. Drinkard, Mr. Wingfield and Mr. Richardson; (b) contributions to the Company's 401-K Plan of $5,250 each for Mr. Crawford, Mr. Drinkard, Mr. Wingfield and Mr. Richardson, respectively; (c) amounts deposited in trust pursuant to the Executive Benefits Plan of $104,877, $23,640, $24,905 and $21,017 for Mr.
         Crawford, Mr. Drinkard, Mr. Wingfield and Mr. Richardson, respectively;
         (d) premiums paid for life and disability insurance of $72,954, $100,523, $11,010, $23,878 and $25,490 for Mr. Crawford, Mr. Drinkard,
         Mr. McKnight, Mr. Wingfield and Mr. Richardson, respectively; (e) term life insurance premiums of $606, $1,455, $208, $446 and $376 for Mr. Crawford, Mr. Drinkard, Mr. McKnight, Mr. Wingfield and Mr. Richardson, respectively.
(4) Mr. Drinkard retired as Executive Vice President and Chief Financial Officer effective October 1, 1995.
(5) Salary paid from March 1, 1995 (date of hire) through September 30, 1995. Mr. McKnight's starting annual salary was $350,000. Mr. McKnight was appointed Chief Financial Officer upon Mr. Drinkard's retirement, effective October 1, 1995.


                           OPTION/SAR GRANTS IN FISCAL 1995

                            Individual Grants
                            -----------------                                      Potential Realizable
                         Number of       Percent of                                  Value at Assumed
                          Securities      Total                                     Annual Rates of Stock
                         Underlying    Options/SARs                                  Price Appreciation
                        Options/SARs     Granted to                   Exercise        for Option Term
                          Granted       Employees in     Price      Expiration   -------------------------
      Name                 (#)(1)       Fiscal 1995    Per Share       Date          5%              10%
      ----               -------------  ------------   ----------  ------------  ------------      -------

E. Mac Crawford                --              --           --            --             --             --
Lawrence W. Drinkard           --              --           --            --             --             --
Craig L. McKnight         100,000            20.2%      $18.312       3/1/05     $1,151,632     $2,918,461
C. Clark Wingfield             --              --           --            --             --             --
David A. Richardson            --              --           --            --             --             --

------------------------------------


(1) Options granted under the 1994 Stock Option Plan which become exercisable over three years at the rate of one-third of the total number of options per year.







                        AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1995
                         AND OPTION/SAR VALUES AT SEPTEMBER 30, 1995

         The following table provides information related to options exercised by the executive officers during fiscal 1995, and the number and value of options held on September 30, 1995.

                                                                                                 Value of Unexercised
                                                                                                    In-the-Money
                                                                     Number of                      Options/SARs
                                                              Unexercised Option/SARs          at September 30, 1995
                               Shares            Value           at September 30, 1995                 ($)(2)
                             Acquired on       Realized       ---------------------------      -------------------------
      Name                   Exercise (#)       ($)(1)        Exercisable   Unexercisable      Exercisable    Unexercisable
      ----                   -----------       --------       -----------   -------------      -----------    -------------

E. Mac Crawford                   --                --        495,440           60,000         $7,472,659     $         --
Lawrence W. Drinkard              --                --        170,909           23,667          2,562,645               --
Craig L. McKnight                 --                --             --          100,000                --           218,800
C. Clark Wingfield                --                --         17,983           11,667            193,680               --
David A. Richardson            6,000           $77,340         11,833           11,667             96,840               --

------------------------------------


(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise, multiplied by the number of shares to which the exercise relates.
(2) The closing price for the Company's Common Stock as reported by the American Stock Exchange on September 30, 1995 was $20.50. Value is calculated on the basis of the difference between the per share option exercise price and $20.50, multiplied by the number of shares of Common Stock underlying the in the money options.


                             BOARD COMPENSATION COMMITTEE
                           REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee (the "Compensation Committee") of the Board of Directors is responsible for establishing the policies relating to and the components of executive officer compensation. The Compensation Committee approves the design of all compensation plans applicable to executive officers, reviews and approves performance goals, establishes award opportunities, determines appropriate base salary increases, approves incentive award payouts, and oversees the ongoing operation of the various plans as they relate to executive officers. The Compensation Committee consists of directors who are not employees of the Company and who are not eligible to participate in any of the compensation plans that the Compensation Committee administers.

         Policies. In 1993 the Compensation Committee retained an independent compensation consultant to advise the Compensation Committee with respect to executive and other officer total compensation, including base salaries, annual incentive plans, benefits and stock-based and long-term incentive compensation. The compensation consultant interviewed each independent director of the Company and reported to the Compensation Committee that the independent directors believed (i) total compensation of the Company's executive officers should, in order to attract and retain qualified executives, be between the 60th and 70th percentile of a peer group of companies developed by the consultant, with the upper end of the range subject to increase to the 80th percentile of the peer group based on performance; and (ii) a significant portion of executive officer compensation should be performance-based. The peer group consists of specific hospital management and healthcare companies, and the Compensation Committee believes that such a peer group reflects the talent pool from which the Company might draw and provides a useful benchmark for the competitiveness of compensation of the Company's present executive officers.

         The compensation consultant reported to the Compensation Committee that total compensation for the Company's executive officers prior to the 1994 fiscal year fell between the 40th and 50th percentile of total compensation for peer group executive officers. With regard to base salary, the consultant reported that the base salary of the Company's chief executive officer was below the 50th percentile of the peer group chief executive officers and that other executive officer salaries were competitive, falling between the 50th and 66th percentiles of comparable peer group positions. With regard to annual incentive compensation, the consultant reported that the percentage of base salary paid by the Company as a bonus when the annual incentive target is met was slightly below the peer group median and that the bonuses paid by the Company when the target is exceeded were above the peer group median.

         With regard to benefits, the consultant determined that executive officer benefits as a percentage of base salary were below the 50th percentile for the peer group and, in the case of the chief executive officer, were substantially below the 50th percentile for the peer group chief executive officers. With regard to stock-based compensation, the consultant determined that, for years after 1992, stock options available for grant to executive officers were below the 50th percentile of the peer group and, in the case of the chief executive officer, were substantially below the 50th percentile for the peer group chief executive officers.

         Based in substantial part on the findings and recommendations of the independent compensation consultant and the results of the compensation consultant's interviews of the Company's independent directors, the Compensation Committee has approved executive officer compensation policies and plans, as follows:

         1. Base Salary -- The Compensation Committee's policy with regard to base salary is that executive officer base salaries should be at approximately the 50th percentile of the peer group developed by the compensation consultant, subject to increase to a higher percentile for individual executive officers based on performance.

         2. Annual Incentive Plan -- The Annual Incentive Plan as it applies to executive officers was not changed as a result of the recommendations of the compensation consultant. The Compensation Committee's policy regarding annual compensation includes providing each executive officer a performance-based opportunity to earn a bonus equal to a significant percentage of base salary. Under the Annual Incentive Plan, annual bonuses for executive officers are payable as a percentage of base salary based on an operating income (net revenue less salaries, general and administrative expenses and bad debt expenses) target that is established by the Compensation Committee after review of the Company's budget for the fiscal year. The Compensation Committee believes that operating income was an appropriate measure of the Company's 1995 performance, as opposed to net income, because the Company's net income is determined after certain charges (such as amortization of excess reorganization value and ESOP expense) that are not based on the Company's performance. If the target is met, executive officers earn a bonus of between 40% and 50% of base salary. If the Company achieves greater than 90% of the operating income target, but less than target, a threshold bonus of between .6% and .8% of base salary is earned, and the bonus increases to between 40% and 50% of base salary as operating income increases to the operating income target. If the target is exceeded, bonuses are increased to a maximum of 85% of base salary when operating income equals or exceeds 120% of the target.

         3. Stock-based Compensation -- The Compensation Committee, the Board of Directors and the stockholders (at the 1994 annual meeting) approved the 1994 Stock Option Plan, which provides for the granting of options to purchase 1.3 million shares of the Company's Common Stock to key employees (including executive officers). The number of shares covered by the plan and the number of options granted in 1995 to executive officers are within the ranges of amounts recommended to the Compensation Committee by the compensation consultant. The Compensation Committee has also approved the 1996 Stock Option Plan that is subject to shareholder approval at the Annual Meeting.

         The 1994 and 1996 Stock Option Plans do not contain any performance-based criteria in order for options granted to executive officers to vest. In the judgment of the Compensation Committee, these are not necessary because (1) the holding of the options granted creates incentive for executive officers to manage the Company's business so that the Common Stock will increase in value over time and (2) the options result in benefits to executive officers only if the value of the Common Stock increases over the term (10 years) of each option or, if exercised earlier, over the period prior to exercise.

         4. Executive Benefits Plan -- The compensation consultant recommended and the Compensation Committee and the Board of Directors in 1993 approved an Executive Benefits Plan ("EBP") in response to the consultant's determination that the Company's executive officer benefits were below the median for the peer group and that the chief executive officer's benefits were substantially below the median.

         The EBP is funded through one performance-based component and one fixed component and has been structured to provide an incentive for executive officers to remain with the Company. Under the performance-based component, an amount equal to one-third of an executive officer's annual bonus, if any, is paid by the Company to a trust and invested in one or more mutual funds. The amount paid to the trust and appreciation, if any, is paid to the executive officer on a date selected by the executive officer prior to funding (but not earlier than two years after funding or later than normal retirement date). Payments from the trust to the executive officer are forfeited if, at the time payment would otherwise be made, the executive officer is no longer employed by the Company and is in violation of a non-competition agreement signed prior to funding.

         The fixed component of the EBP is an annual amount equal to 19.5% of the base salary of the chief executive officer and 11% of the base salary of other executive officers. At the election of each executive officer, the fixed component may be used to make additional payments to the trust described above or to purchase life, spousal life or disability insurance.
Amounts deposited in the trust are subject to forfeiture, as described above.

         Chief Executive Officer Compensation -- In fiscal 1995, the compensation of E. Mac Crawford, the Company's Chief Executive Officer, included a base salary of $600,000 and benefits under the EBP of $183,437. Mr. Crawford's benefits under the EBP include $104,877 deposited in the trust described above, which amount is subject to forfeiture under certain circumstances, and $63,445 of whole life insurance premiums that are required to be repaid to the Company upon the earliest of death, surrender of the policy or termination of employment with the Company. The Compensation Committee believes that Mr. Crawford's 1995 base salary (which was the same as his 1994 base salary) approximated the median chief executive officer base salary of the peer group.

         Under the Annual Incentive Plan targets established by the Compensation Committee in the first quarter of fiscal 1995, 1995 operating income was below the targeted operating income levels. Accordingly, neither Mr. Crawford nor any other executive officer received a bonus for fiscal 1995, pursuant to the provisions of the plan.

         The benefits to Mr. Crawford under the EBP for fiscal 1995 represent a decrease in his benefits compared to fiscal 1994. None of the EBP benefits received were performance-based.

         Chief Executive Officer Employment Agreement. The Compensation Committee determined that the best interests of the Company's stockholders would be served by the procurement from the Chief Executive Officer of a new employment agreement (the "Employment Agreement") with a 27-month term. The Employment Agreement was entered into with Mr. Crawford effective October 1, 1995. See "Employment Agreements and Change of Control Provisions".

         In determining the reasonableness of the compensation awarded to Mr. Crawford pursuant to his Employment Agreement, the Compensation Committee considered that a portion of the compensation may exceed the $1 million threshold in certain years under Section 162(m) of the Internal Revenue Code. Nevertheless, in light of the desirability of securing Mr. Crawford's commitment to serve the Company for the next 27 months, the Compensation Committee concluded that the loss of a tax deduction is not significant compared to the value of Mr. Crawford's continued service.

         Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits a corporation's ability to take a deduction for federal tax purposes for certain compensation paid to its executives in excess of $1 million per year. There are exceptions to this limitation for "performance-based" compensation, which require stockholder approval, and for payments made through September 30, 1995 under the Company's employment agreements with Mr. Crawford and Mr. Lawrence W. Drinkard. Under Section 162(m), the 1992, 1994 and 1996 Stock Option Plans are "performance-based" compensation plans and are not subject to the limitation on deductibility. Because of the status of the 1992, 1994 and 1996 Stock Option Plans and the two employment agreements under Section 162(m), the Company's tax advisors have informed the Compensation Committee it is likely that all 1995 compensation to executive officers will be fully deductible for income tax purposes.  The Compensation  Committee intends to monitor developments under
Section 162(m) and to consider on a case-by- case basis adoption of a policy with respect to the deduction limitations of Section 162(m) when it is likely that executive officer compensation will not be fully deductible.

                           Andre C. Dimitriadis
                           Gerald L. McManis

         Compensation Committee Interlocks and Insider Participation

         As described earlier in these proxy materials, the Company has a Compensation Committee of the Board composed of Andre C. Dimitriadis, Chairman, and Gerald L. McManis. Mr. McManis is the President of McManis Associates, Inc. ("MAI"), a healthcare development and management consulting firm. During fiscal 1995, MAI provided consulting services for the Company related to the development of strategic plans and a review of the Company's business processes. In the opinion of management, the services received from MAI are negotiated on terms as favorable as could be obtained from an unaffiliated party. The Company incurred approximately $158,000 in fees for such services during fiscal 1995 and reimbursed MAI approximately $21,000 for expenses.

         Employment Agreements And Change of Control Provisions

         The Company entered into employment agreements with Messrs. Crawford and Drinkard, for terms beginning on July 21, 1992, and ending on September 30, 1995. The agreements provided for base salaries (Mr. Crawford - $500,000 and Mr. Drinkard - $335,000) and for bonuses and life and disability insurance benefits that are competitive with similar benefits for comparable positions within the investor-owned hospital industry. The agreements also provided for severance payments upon termination without cause (including certain constructive termination events), termination due to death or disability and termination due to a change in control of the Company. (Under the employment agreements, a change of control is defined as (i) the acquisition by any person, group or entity of more than 50% of the Company's outstanding Common Stock, or (ii) a merger or sale of assets in which the stockholders of the Company do not receive securities that have a majority of the voting power of the combined entities.) Upon any such termination, the employee would have been paid the greater of his base salary through September 30, 1995 or his base salary for a period of two years and amounts accrued for the employee through the date of termination under the Annual Incentive Plan and other bonus plans, if any. The terms of the two employment agreements were negotiated by the Company and an unofficial committee of unsecured creditors prior to consummation of the Company's Chapter 11 Plan of Reorganization in July 1992. Mr. Drinkard retired as Executive Vice President and Chief Financial Officer upon the expiration of his employment agreement effective October 1, 1995. The exercise price of stock options granted prior to August 27, 1992 under the 1992 Stock Option Plan to Messrs. Crawford and Drinkard contain certain provisions that would result in reductions to the exercise price upon termination without cause. The exercise price per share of each option would be reduced from $4.36 to (i) the par value ($0.25) per share of Common Stock issued from authorized but unissued shares of Common Stock in satisfaction of the exercise of the options, and (ii) $0.10 per share for shares of Common Stock issued by the Company from treasury in satisfaction of the exercise of such options.

         The Company entered into a second employment agreement with Mr. Crawford for a term beginning October 1, 1995 and ending on December 31, 1997. The agreement provides for a base salary of $600,000 and bonus compensation payable on December 31, 1997, determined as follows: $10 million less (i) the result obtained by multiplying 462,990 (the number of stock options held by Mr. Crawford on October 1, 1995 under the 1992 Stock Option Plan) by the lesser of
(a) $18.00 over $4.36 (the exercise price of the stock options held by Mr. Crawford on October 1, 1995 under the 1992 Stock Option Plan) or (b) the arithmetic average of the closing sale price per share of the Company's Common Stock for the ten trading days immediately preceding the date of payment over $4.36, if none of the 462,990 options have been exercised as of December 31, 1997 or (ii) the sum of the result obtained by multiplying the number of stock options held by Mr. Crawford on October 1, 1995 under the 1992 Stock Option Plan that have not been exercised as of December 31, 1997 by the lesser of (a) or (b) and the result obtained by multiplying the number of stock options held by Mr. Crawford on October 1, 1995 under the 1992 Stock Option Plan that were exercised prior to December 31, 1997 by $13.64 (the "Contract Bonus"). In addition, Mr. Crawford will receive other bonuses and benefits that are provided to the Company's other executive officers. The agreement also provides for severance payments to Mr. Crawford upon termination by the Company (including certain constructive termination events, such as a substantial change in Mr.Crawford's duties, but not including termination for cause) or upon Mr. Crawford's resignation. Upon such a termination, a termination due to death or disability, or a termination or resignation after a change of control (as defined above), Mr. Crawford would be paid (i) the Contract Bonus, (ii) three years salary at the then current salary level, and (iii) portion(s) of any bonus or other cash incentive compensation accrued through the date of termination. In addition, if Mr. Crawford is terminated or resigns after a change in control, he would be paid a "gross-up" payment intended to compensate Mr. Crawford for the effect of certain excise taxes that may be imposed under the Internal Revenue Code on a change of control severance payment. If Mr. Crawford were to resign (excluding a resignation that constitutes constructive termination and a resignation after a change of control), he would be paid an amount determined by multiplying the number of unexercised options then held by Mr. Crawford by the excess, if any, of $18.00 over the arithmetic average of the closing sale price of the Company's Common Stock for the ten trading days immediately preceding the resignation.

         The Company also entered into an employment agreement with Mr. McKnight for a term beginning on March 1, 1995 and ending on February 28, 2000. The agreement provided for a base salary of $350,000 and for bonuses and life and disability insurance benefits that are competitive with similar benefits for comparable positions within the investor-owned hospital industry. The Agreement also provides for severance payments upon termination without cause, termination due to death or disability and termination upon a change of control (as defined above). Upon any such termination, Mr. McKnight would receive the greater of (i) all salary payments that would come due during the term of the agreement subsequent to termination or (ii) two years' salary at the then current salary level and a portion of any bonus or other cash incentive compensation accrued through date of termination.

         Under the trust established as part of the EBP, amounts deposited in the trust on behalf of executive officers are to be paid to executive officers, together with any appreciation in such amounts, upon a change of control of the Company if the change of control occurs prior to the scheduled date for distribution of amounts held in the trust. The trust agreement defines a "change of control" as the replacement of fifty percent or more of the members of the Company's Board of Directors within a twelve-month period that is followed by the termination of employment within a twelve-month period of one-third or more of the employees who participate in the EBP. Amounts deposited in the trust as of December 31, 1995, on behalf of Messrs. Crawford, Drinkard, Wingfield and Richardson were $109,877, $28,640, $29,905 and $26,017, respectively, which includes financial counseling allowances of $5,000 each for Messrs. Crawford, Drinkard, Wingfield and Richardson.

                               PERFORMANCE GRAPH

         The following graph shows a comparison of the cumulative total return on $100 invested on July 22, 1992, in the Company's Common Stock, the S&P 500 Composite Index (the "S&P 500") and the S&P Hospital Management Index (the "S&P HMI"). "Cumulative total return" includes stock price appreciation plus dividends paid, with cash dividends reinvested on the date paid; but the term excludes trading commissions and taxes. Because the Company's Common Stock began publicly trading on July 22, 1992, the chart set forth below begins on July 22, 1992, and uses as the beginning price for the Company its initial opening price of $7.75 per share of Common Stock.


                             CUMULATIVE TOTAL RETURNS
                          ON $100 INVESTED ON JULY 22, 1992


                    July           September      September      September      September
                    1992             1992             1993         1994            1995
                  ---------        ----------     ----------     ----------     ----------

Company               $100             $ 79           $305           $356            $265

S&P 500               $100             $102           $115           $119            $155

S&P HMI               $100             $ 87           $111           $171            $188



                           SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of January 4, 1996, information concerning the beneficial ownership of shares of Common Stock by (i) directors,
(ii) named executive officers and (iii) directors and named executive officers as a group.

                                  Amount and Nature
                                    of Beneficial               Percent of
      Name                            Ownership            Total Outstanding
      ----                            ---------            -----------------

E. Mac Crawford                        526,116  (1)                  1.80%
Lawrence W. Drinkard                    57,529  (1)                    *
Craig L. McKnight                       33,333  (1)                    *
David A. Richardson                     17,936  (1)                    *
C. Clark Wingfield                      24,162  (1)                    *
Edwin M. Banks                          21,500  (2)                    *
G. Fred Dibona, Jr.                    889,565  (3)                  3.00%
Andre C. Dimitriadis                    23,000  (2)                    *
A. D. Frazier, Jr.                      10,000  (2)                    *
Raymond H. Kiefer                       22,000  (2)                    *
Gerald L. McManis                       16,000  (2)                    *

All directors and executive
 officers as a group (11 persons)    1,641,141  (3), (4)             5.40%

------------------------------------

*        Less than 1% of total outstanding.
(1)      Includes 525,791, 56,041, 33,333, 17,666, and 23,868  shares that Mr.
         Crawford, Mr. Drinkard, Mr. McKnight, Mr. Richardson, and Mr. Wingfield, respectively, have the right to acquire upon exercise of options and warrants on or before March 4, 1996.
(2) Includes 21,000 shares each that Mr. Dimitriadis, Mr. Kiefer and Mr. Banks have the right to acquire, 16,000 shares that Mr. McManis has the right to acquire, and 10,000 shares that Mr. Frazier has the right to acquire upon the exercise of options and units on or before March 4, 1996.
(3) Includes 889,565 shares of Common Stock that Independence Blue Cross has the right to acquire pursuant to an Exchange Agreement, dated December 13, 1995, between the Company, Independence Blue Cross and the other remaining Green Spring stockholders. G. Fred DiBona, Jr. may be deemed a beneficial owner of the right to acquire such shares of Common Stock under the rules of the Securities and Exchange Commission because of his control of Independence Blue Cross. Mr. DiBona is a Director and the President and Chief Executive Officer of Independence Blue Cross and disclaims beneficial ownership of all securities reported as beneficially owned by him.
(4) Includes 745,699 shares that the directors and executive officers have the right to acquire upon exercise of options and warrants on or before March 4, 1996.


                      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Gerald L. McManis, a director of the Company, is the President of McManis Associates, Inc. ("MAI"), a healthcare development and management consulting firm. During fiscal 1995, MAI provided consulting services for the Company related to the development of strategic plans and a review of the Company's business processes. The Company incurred approximately $158,000 in fees for such services during fiscal 1995 and reimbursed MAI approximately $21,000 for expenses.


         G. Fred DiBona, Jr., a director of the Company, is a Director and the President and Chief Executive Officer of Independence Blue Cross, a health insurance company. As of December 31, 1995, Independence Blue Cross owned 12.25% of Green Spring, a majority-owned subsidiary of the Company.

         The Company acquired a 51% ownership interest in Green Spring on December 13, 1995 for $73,170,000 in cash and Common Stock and the contribution of Group Practice Affiliates ("GPA"), a wholly-owned subsidiary of the Company. The minority shareholders of Green Spring, which include Independence Blue Cross, were granted the option, under certain circumstances, to exchange their ownership interests in Green Spring for 3,557,826 shares of the Company's
Common Stock
or $81,830,000 in subordinated notes. The Company may elect to pay cash in lieu of issuing the subordinated notes. The exchange option expires on December 13, 1998. The consideration paid in the Green Spring acquisition was determined in an arm's length negotiation that considered, among other factors, the historical and projected income of Green Spring, and the value of GPA. The consideration paid by the Company was determined by the Company's Board of Directors with the advice of Senior Management of the Company and the Company's investment bankers.

         On December 20, 1995, the Company acquired an additional 10% ownership interest in Green Spring for $16,700,000 in cash as a result of an exchange option exercised by a minority shareholder of Green Spring. The Company owns 61% of Green Spring as of December 31, 1995.

         Independence Blue Cross owned 16.67% of Green Spring prior to December 13, 1995. On December 13, 1995, Independence Blue Cross sold 4.42% of its ownership interest in Green Spring to the Company for $5,376,000 in cash. Independence Blue Cross had a cost basis of $3,288,000 in the 4.42% ownership interest sold to the Company. The exchange option described previously gives Independence Blue Cross the right to exchange its ownership interest in Green Spring for a maximum of 889,565 shares of Common Stock or $20,460,000 in subordinated notes through December 13, 1998.

         Independence Blue Cross and its affiliated entities contract with Green Spring for provider network, case management and medical review services pursuant to contractual relationships entered into on July 7, 1994 with terms of up to five years. During 1995, Independence Blue Cross and its affiliated entities made payments to Green Spring of $27,658,000.

         On July 7, 1994, Independence Blue Cross sold a subsidiary to Green Spring in exchange for a $15 million promissory note. As of December 31, 1995, $12 million remains outstanding under such promissory note and is due and payable in equal installments on July 7, 1996, 1997, 1998 and 1999.

                                 COMPLIANCE WITH SECTION 16(a) OF
                               THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, certain officers and persons who own more than 10% percent of the Company's Common Stock to file certain reports with respect to each such person's beneficial ownership of the Company's Common Stock. To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended September 30, 1995, all such
Section 16(a) filing requirements were complied with, except that Mr. Raymond H. Kiefer, a director of the Company, filed a Form 4 in January 1995 that reported late the purchase of 1,000 shares of Common Stock in December 1994.


                          PROPOSED 1996 STOCK OPTION PLAN

         On November 30, 1995, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Magellan Health Services, Inc. 1996 Stock Option Plan (the "Option Plan"). The principal purpose of the Option Plan is to promote the interests of the Company and its stockholders by attracting, retaining and stimulating the performance of management by providing participants incentive opportunities tied to the Company's long-term performance. The Option Plan will enable executive officers, officers and eligible key employees of the Company and its subsidiaries to acquire proprietary interest in the Company through the ownership of Common Stock.

         Under the terms of the Option Plan, options can be granted to participants to purchase, out of the authorized but unissued Common Stock or out of shares of Common Stock held in the Company's treasury, or partly out of each, a total of 1,750,000 shares of Common Stock. Both the number of shares of Common Stock covered by the Option Plan and the per share exercise price of options granted are subject to adjustment upon certain changes in capitalization of the Company, such as stock splits or stock dividends.

         The Option Plan is administered by the Compensation Committee or such committee as may from time to time be designated by the Board of Directors to administer the Option Plan (the "Committee"). The Committee is required to be comprised of not fewer than two members of the Board of Directors, each of whom is a "disinterested person" as that term is defined in Rule 16b-3 under the Exchange Act. The Committee administers the Option Plan, selects the eligible participants to whom options will be awarded, determines the number of shares or which options are to be awarded to each eligible participant, and determines the terms and conditions of each option, subject to the provisions of the Option Plan. The duties of the Committee in granting options to officers and key employees (but not to executive officers or any other person subject to Section 16 of the Exchange Act) may be delegated to the Company's Chief Executive Officer, subject to any review, approval or notification required by the Committee or as may otherwise be required by law. The Committee may from time to time prescribe, amend and rescind such rules, regulations, provisions and procedures, consistent with the terms of the Option Plan, as, in its opinion, may be advisable in the administration of the Option Plan and the Committee approves the provisions of the stock option agreements required by the Option Plan. Options granted under the Option Plan are nonqualified stock options.

         Named executive officers (four persons) of the Company and other officers (36 persons) and key employees (approximately 100 persons) of the Company and its subsidiaries are eligible to participate in the Option Plan.

         Subject to the approval of the Option Plan by the stockholders, both the Committee and the Chief Executive Officer have granted options under the terms of the Option Plan; each of these option grants (as indicated in the following table) was made on November 30, 1995 at an exercise price of $18.25.

         Name and Position                                    Number of Options
         -----------------                                    -----------------

E. Mac Crawford, Chairman of the Board, President and               300,000
         Chief Executive Officer

Craig L. McKnight, Executive Vice President and Chief                25,000
         Financial Officer

David A. Richardson, Executive Vice President - Alternative          20,000
         Services

C. Clark Wingfield, Senior Vice President - Administrative           15,000
         Services

Named Executive Officers as a Group (four persons)                  360,000

Non-named Executive Officer and Key Employee Group (136 persons)    988,000

         The above options, and options subsequently granted, will have a per share exercise price equal to the mean between the high and low sales prices per share of the Common Stock on the American Stock Exchange on the date of grant of the options. More than one grant of an option may be made to the same person, but no person may be granted options in the aggregate to purchase more than 500,000 shares of Common Stock. The closing price of the Company's Common Stock on January 4, 1996 was $23.50 per share.

         Options granted under the Option Plan will be exercisable to the extent vested. An option vests at the rate of 25% of the shares covered by the option on each of the first four anniversary dates of the grant of the option if the optionee is an employee of the Company or a subsidiary of the Company on such dates. Options granted pursuant to the Option Plan which are vested may be exercised in whole or in part by the optionee from time to time, but in no event later than November 30, 2005. All unvested options fully vest and are immediately exercisable upon any change of control, defined as (i) the sale, lease, transfer or other disposition in one or more related transactions of all or substantially all of the Corporation's assets, to any person or related group of persons (including a "group" as such term is used in Section 13(d)(3) of the Exchange Act), (ii) the

                                    16



merger or consolidation of the Corporation with or into another corporation, or the merger of another corporation in the Corporation or any other transaction, with the effect that the stockholders of the Corporation immediately prior to such transaction hold less than 50% of the total voting power or the voting stock of the surviving corporation resulting from such consolidation or such other transaction, (iii) any person or related group of persons holding 30% or more in interest of the voting power or voting stock of the Corporation, or (iv) the liquidation or dissolution of the Corporation.

         The exercise price is payable upon the exercise of the option in cash or in shares of Common Stock or a combination of the foregoing, but payment of all or a portion of the exercise price by delivery of shares of Common Stock is permitted only at the discretion of the Company. In the event of any payment with shares of Common Stock, such shares will be valued on the basis of their fair market value determined as of the day prior to the date of delivery to the Company.

         The Option Plan provides that: (i) upon termination of employment for any reason except death or total disability, unvested options granted will terminate on the date of termination of employment and vested options on the date of termination may be exercised during the six months following termination
(but not after expiration of the term of the option); (ii) upon total disability of a participant, vested options on the date the participant became totally disabled may be exercised by the participant within 12 months from the date of total disability of the participant (but not after expiration of the term of the option); and (iii) upon the death of a participant, the vested options on the date of the participant's death may be exercised by the legal representative, heir or legatee within 12 months of the date of death of the participant (but not after expiration of the term of the option).

         Options under the Option Plan must be granted on or before December 31,
1999.  No  option   granted  under  the  Option  Plan  shall  be  assignable  or transferrable  by the  participant  except by will or by the laws of descent and distribution.

         Subject to certain limitations set forth in the Option Plan, the Board may at any time or from time to time terminate, modify or amend the Option Plan.
No amendment shall be made without stockholder approval if such approval is required for continued compliance with Rule 16b-3 of the Exchange Act, by other applicable law or regulation or by the rules of any stock exchange on which the Common Stock is listed for trading. Under Rule 16b-3 stockholder approval would be required for any amendment that would (i) materially increase the maximum number of shares for which options may be awarded under the Option Plan, or (ii) materially modify the eligibility requirements for participation in the Option
Plan, or (iii) materially


increase the benefits accruing to participants under the Option Plan. The termination or any modification or amendment of the Option Plan or options thereunder shall not, without the consent of the participant, affect such person's rights under an option previously granted.

         Under the Code and current regulations, a participant is not subject to any federal income tax upon the grant of an option under the Option Plan and the grant of an option will not result in an income tax deduction for the Company.

         Upon the exercise of an option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of purchase over the option price. At that time the Company will be entitled to a deduction as compensation expense in an amount equal to the amount taxable to the participant as income, provided the Company satisfies applicable federal income tax reporting requirements. The sale or other taxable disposition of shares of Common Stock acquired upon exercise of an option generally will result in a short or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares of Common Stock when the option was exercised.

         If previously acquired shares are used to exercise an option, the participant will not recognize any gain by reason of such use, and the tax basis of the shares received upon such exercise is as follows: (i) for the newly received shares equal to the number of shares surrendered by the participant, the basis of the surrendered shares, and the holding period does not start anew, and (ii) the basis of the balance of the newly acquired shares is the income, if any, on the exercise of the option, plus any cash paid on the exercise.

         Approval of the 1996 Stock Option Plan requires the approval of a majority of the votes cast (including abstentions) at the Annual Meeting.


                                      17



         The Board of Directors unanimously recommends a vote FOR approval of the 1996 Stock Option Plan by the stockholders.

                  PROPOSED 1997 EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors has adopted, subject to stockholder approval, the Magellan Health Services, Inc. 1997 Employee Stock Purchase Plan (the
"Employee Stock Plan"), covering 600,000 shares of Common Stock. The purpose of the Employee Stock Plan is to provide eligible employees of the Company and its subsidiaries with an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the Company through the purchase of Common Stock. It is the intention of the Company that the Employee Stock Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal
Revenue Code (the "Code).

         The  Employee  Stock  Plan will be  administered  by a  committee  (the
"Employee Stock Plan Committee") consisting of not less than three members appointed by the Chief Executive Officer of the Company. Each member of the Employee Stock Plan Committee will be either a Director, an officer or an employee of the Company. The Employee Stock Plan Committee will be vested with authority to make, administer and interpret such rules and regulations as it deems necessary to administer the Employee Stock Plan, and any determination, decision or action of the Employee Stock Plan Committee in connection with the construction, interpretation, administration or application of the Employee
Stock Plan will be final and binding on all participants and all persons claiming under or through any participant.

         Any person (other than an officer of the Company) who is employed by the Company or any of the Company's subsidiaries designated by the Employee
Stock Plan Committee, and who was employed on the 60th day preceding the first day of an offering period, will be eligible to participate in the Employee Stock
Plan for such offering period. An eligible employee who becomes an officer of the Company or certain of its subsidiaries during an offering period shall be deemed to have elected to withdraw from the Employee Stock Plan, and all payroll deductions credited to his or her account will be paid to him or her in cash. As of November 30, 1995, there were approximately 9,900 employees of the Company and its subsidiaries who were eligible to participate in the Employee Stock
Plan.


         The Employee Stock Plan Committee has the authority to establish the offering periods under the Employee Stock Plan; provided that each offering period will have a term of not less than three months and not more than 12 months and that the first offering period will not begin before January 1, 1997, and the last offering period will end on or before December 31, 1999. On the first date of each offering period, a participant is granted an option to purchase a number of whole shares determined by dividing the amount to be withheld and applied for the offering period by the "option price" per share of Common Stock, provided that the maximum number of shares for which an option is granted to a participant with respect to any single offering period shall not exceed 200 shares for each full or partial month in the offering period. The
"option price" is the lesser of (i) 85% of the opening price of the Common Stock on the American Stock Exchange as of the first day of the offering period or
(ii) 85% of the opening price of the Common Stock on the American Stock Exchange as of the last day of the offering period. The closing price of the Common Stock on January 4, 1996 was $23.50 per share. Payment for shares to be purchased under the Employee Stock Plan will be made by payroll deductions.

         No participant will be granted an option (i) if, immediately after the grant, the participant would own stock and options possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans to accrue at a rate which exceeds $25,000 of the fair market value of the stock for each calendar year in which such option is outstanding at any time.

         A participant may withdraw from the Employee Stock Plan except that no withdrawal may be made during the calendar month in which the last day of the offering period occurs, unless otherwise permitted by the Employee Stock Plan
Committee. All of the participant's payroll deductions credited to his or her account will be paid to him or her promptly after receipt of the notice of withdrawal, and no further payroll deductions will be made during that offering period. A participant's withdrawal will not have any effect upon his or her eligibility to participate in any similar plan which may be thereafter adopted by the Company or in any subsequent offering period. Upon termination of a participant's employment for any reason, the

                                     18


payroll deductions credited to the participant's Employee Stock Plan account will be returned to the participant unless the participant's termination occurs during the calendar month in which the last day of the offering period occurs. In that event, the participant's account will be used to purchase shares of Common Stock on the last day of the offering period.

         Unless a participant gives written notice of withdrawal from the Employee Stock Plan to the Company, the option to purchase shares during an offering period will be exercised automatically for the participant on the day on which the offering period terminates. The price at which the participant's option will be exercised is the lesser of 85% of the opening price of the Common
Stock on the American Stock Exchange on the first day or the last day of the offering period. If the total number of shares for which options are to be exercised exceeds the number of shares then available under the Employee Stock
Plan, the Company shall make a pro rata allocation of the shares available.

         Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Employee Stock Plan may be assigned, transferred, pledged or otherwise disposed of by a participant. The Company may treat any such act as an election to withdraw funds.

         The Board of Directors of the Company may at any time terminate or amend the Employee Stock Plan. No such termination can affect options previously granted, and no amendment can make any change in options theretofore granted which would adversely affect the rights of any participant. No amendment can be made prior to approval of the stockholders of the Company if such amendment would: (i) require the sale of more shares than are authorized under the Employee Stock Plan; or (ii) permit payroll deductions at a rate in excess of 10% of a participant's base pay.

         The amounts withheld from a participant's  pay under the Employee Stock
Plan will be taxable income to the participant and must be included in the participant's gross income for federal income tax purposes in the year which such amounts otherwise would have been received.

         A participant will not be required to recognize any income for federal income tax purposes either at the time the participant is granted an option
(which will be on the first day of the offering period) or by virtue of the exercise of the option (which will take place on the last day of such offering period). The federal income tax consequences of a sale or disposition of shares acquired under the Employee Stock Plan depend in part on the length of time the shares are held by a participant before such sale or disposition. If a participant sells or otherwise disposes of shares acquired under the Employee
Stock Plan (other than any transfer resulting from death) within two years after the date on which the option to purchase such shares is granted to him
("Two-Year Period), the participant must recognize ordinary income in the year of such disposition in an amount equal to the excess of (i) the fair market value of the shares on the date such shares are exercised over (ii) the option price. The amount of ordinary income recognized by the participant will be added to the participant's basis in such shares. Any gain realized on a sale in excess of the participant's basis (after increasing such basis in such shares by the amount of the ordinary income recognized) will be taxed as capital gain, and any loss realized (after increasing such basis in such shares by the ordinary income recognized) will be a capital loss.

         If a participant sells shares acquired under the Employee Stock Plan after holding such shares for the Two-Year Period or the participant dies, the participant or the participant's estate must include ordinary income in the year of sale (or the taxable year ending upon death) an amount equal to the lesser of
(i) the excess of the fair market value of the shares on the date the option was granted over than option price computed on such date, or (ii) the excess of the fair market value of the shares at the time of sale of the shares or on the date of death over the option price. Except in the case of a transfer as a result of death, the amount of ordinary income recognized by the participant will be added to the participant's basis in such shares. Any gain realized upon the sale in excess of such basis will be taxed as a long-term capital gain. Any loss realized will be treated as long-term capital loss.

         The Company will not receive any income tax deduction as result of issuing shares pursuant to the Employee Stock Plan, except upon sale or disposition of shares by a participant within the Two-Year Period. In such an event, the Company will be entitled to a deduction equal to the amount included as ordinary income to the participant with respect to the sale or disposition of such shares.

                                  19


         Approval of the 1997 Employee Stock Plan requires the approval of a majority of the votes cast (including abstentions) at the Annual Meeting.

         The Board of Directors unanimously recommends a vote FOR approval of the 1997 Employee Stock Plan by the stockholders.


                       PROPOSED 1996 DIRECTORS' STOCK OPTION PLAN

         On November 30, 1995, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the Magellan Health Services, Inc.
Directors' 1996 Stock Option Plan (the "Directors' Plan"). The principal purpose of the Directors' Plan is to promote the interests of the Company and its stockholders by attracting, retaining and stimulating the performance of directors by providing incentive opportunities tied to the Company's long-term performance.

         Under the terms of the Directors' Plan, options can be granted to non-employee members of the Company's Board of Directors to purchase, out of the authorized but unissued Common Stock or out of shares of Common Stock held in the Company's treasury, or partly out of each, a total of 250,000 shares of Common Stock. Both the number of shares of Common Stock covered by the Directors' Plan and the per share exercise price of options granted are subject to adjustment upon certain changes in capitalization of the Company, such as stock splits or stock dividends.

         The Directors' Plan provides for the grant on November 30, 1995 to each director  who is not an employee of the Company of an option to purchase  25,000 shares of the  Company's  Common  Stock.  The  exercise  price  will be the mean between  the high and low  sales  prices  per share of the  Common  Stock on the
American  Stock  Exchange.   Persons  elected  or  appointed  to  the  Board  as
non-employee  directors  subsequent to November 30, 1995  automatically  will be granted,  effective on the date of their election or  appointment,  an option to purchase 25,000 shares of Common Stock for so long as there are shares available under the Directors' Plan. For such subsequent director, the exercise price will be determined as described above, but as of the date of grant of the option. The closing price of the Company's Common Stock on January 4, 1996 was $23.50.

         Options granted under the Directors' Plan will be exercisable to the extent vested and may be exercised in whole or in part by the optionee from time to time, but in no event later than November 30, 2005. An option vests at the rate of 25% of the shares covered by the option on each of the first four anniversary dates of the grant of the option if the optionee continues to serve as a non-employee director on such dates. Unvested options vest in full if and when a director ceases to serve as a non-employee director for reasons other than a voluntary resignation, a voluntary decision not to stand for reelection, or removal for cause by the stockholders. Options are not transferable but can be exercised, in the event of death, by an optionee's estate, heirs or legal representatives for a period of one year after death.

         Options under the Directors' Plan must be granted on or before December
31, 1999. No option granted under the Directors' Plan shall be assignable or transferrable by the participant except by will or by the laws of descent and distribution.

         Subject to certain limitations set forth in the Directors' Plan, the Board may at any time or from time to time terminate, modify or amend the Directors' Plan. No amendment shall be made without stockholder approval if such approval is required for continued compliance with Rule 16b-3 of the Exchange
Act, by other applicable law or regulation or by the rules of any stock exchange on which the Common Stock is listed for trading. Under Rule 16b-3 stockholder approval would be required for any amendment that would (i) materially increase the maximum number of shares for which options may be awarded under the Directors' Plan, or (ii) materially modify the eligibility requirements for participation in the Directors' Plan, or (iii) materially increase the benefits accruing to participants under the Directors' Plan. The termination or any modification or amendment of the Directors' Plan or options thereunder shall not, without the consent of the participant, affect such person's rights under an option previously granted.

         The exercise price is payable upon the exercise of the option in cash or in shares of Common Stock or a combination of the foregoing, but payment of all or a portion of the exercise price by delivery of shares of Common Stock is permitted only



                                       20


at the discretion of the Company. In the event of any payment with shares of Common Stock, such shares will be valued on the basis of their fair market value determined as of the day prior to the date of delivery to the Company.

         Under the Code and current regulations, a participant is not subject to any federal income tax upon the grant of an option under the Directors' Plan and the grant of an option will not result in an income tax deduction for the Company.

         Upon the exercise of an option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of purchase over the option price. At that time the Company will be entitled to a deduction in an amount equal to the amount taxable to the participant as income, provided the Company satisfies applicable federal income tax reporting requirements. The sale or other taxable disposition of shares of Common Stock acquired upon exercise of an option generally will result in a short or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares of Common Stock when the option was exercised.

         If previously acquired shares are used to exercise an option, the participant will not recognize any gain by reason of such use, and the tax basis of the shares received upon such exercise is as follows: (i) for the newly received shares equal to the number of shares surrendered by the participant, the basis of the surrendered shares, and the holding period does not start anew, and (ii) the basis of the balance of the newly acquired shares is the income, if any, on the exercise of the option, plus any cash paid on the exercise.

         Approval of the 1996 Directors' Plan requires the affirmative vote of the votes cast (including abstentions) at the Annual Meeting.

         The Board of Directors unanimously recommends a vote FOR approval of the 1996 Directors' Plan by the stockholders.


                              ADDITIONAL INFORMATION

         Attendance.       Attendance at the Annual Meeting is limited to
stockholders of record or their proxies, beneficial owners of Common Stock having evidence of such ownership, and guests of the Company.

         Stockholder Proposals. In order to be included in the proxy statement and form of proxy for the 1997 Annual Meeting, a stockholder proposal must be in writing and received by the Company by the close of business on October 2, 1996.
All stockholder proposals should be submitted by certified mail, return receipt requested, to the Secretary of the Company, 577 Mulberry Street, Macon, Georgia
31298.

         Other Business. Management does not know of any matter to be brought before the Annual Meeting other than those referred to above. If any other matter properly comes before the meeting, all properly executed proxies delivered pursuant to this solicitation will be voted on any such matters in the discretion of the persons named on the enclosed proxy.

         Independent Accountants.  The Company expects to retain Arthur Andersen
LLP as its independent  accountants for the fiscal year ended September 30, 1996 upon written acceptance of an engagement  letter,  which is expected to occur no later  than  June  30,  1996.  Arthur  Andersen  LLP  served  as  the  Company's
independent   accountants   for  the  fiscal  year  ended  September  30,  1995.
Representatives of such firm will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         AVAILABLE INFORMATION.  COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM
10-K FOR THE YEAR ENDED SEPTEMBER 30, 1995 MAY BE OBTAINED FROM THE COMPANY
UPON REQUEST TO THE COMPANY (ATTN: MS. NANCY GORE, DIRECTOR - INVESTOR
RELATIONS) AT 3414 PEACHTREE ROAD, N.E., SUITE 1400, ATLANTA, GEORGIA  30326,
OR TELEPHONE (404) 841-9200.



                                      21






                          MAGELLAN HEALTH SERVICES, INC.
                     PROXY SOLICITED BY THE BOARD OF DIRECTORS
                        FOR ANNUAL MEETING OF STOCKHOLDERS
                                  February 22, 1996


The  undersigned  appoints E. MAC CRAWFORD and CRAIG L.  MCKNIGHT,  or either of them,  as proxies,  each with full power of  substitution,  to represent  and to vote, as  designated  below,  all shares of the Common Stock of Magellan  Health
Services,  Inc. held by the undersigned at the Annual Meeting of Stockholders to be held Thursday,  February 22, 1996, at 10:00 a.m.,  Eastern  Standard Time, at
191 Peachtree Street, 50th Floor, Atlanta, Georgia, and at any adjournment, upon
the  matters  described  in  the  accompanying   Notice  of  Annual  Meeting  of
Stockholders and Proxy Statement, receipt of which is acknowledged, and upon any other  business  that may properly  come before the meeting or any  adjournment.
Said  proxies are  directed to vote on the  matters  described  in the Notice of
Annual Meeting of Stockholders and Proxy Statement as follows,  and otherwise in their  discretion  upon such other  business  as may  properly  come  before the meeting or any adjournment thereof.


1. ELECTION OF DIRECTOR:                        FOR
                                                Edwin M. Banks [ ]

                                                WITHHOLD AUTHORITY
                                                to vote for Edwin M. Banks [ ]

2. APPROVAL OF THE COMPANY'S
   PROPOSED 1996 STOCK OPTION
   PLAN:                                        FOR [ ]
                                                AGAINST [ ]
                                                ABSTAIN [ ]

3. APPROVAL OF THE COMPANY'S
   PROPOSED 1997 EMPLOYEE
   STOCK PURCHASE PLAN:                         FOR [ ]
                                                AGAINST [ ]
                                                ABSTAIN [ ]

4. APPROVAL OF THE COMPANY'S
   PROPOSED 1996 DIRECTORS'
   STOCK OPTION PLAN:                           FOR [ ]
                                                AGAINST [ ]
                                                ABSTAIN [ ]


                               (Continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.


                                        DATED:                     , 1996
                                              ---------------------------

                                        ---------------------------------
                                        ---------------------------------
                                        Signature of Shareholder

   Please sign exactly as your name or names appear hereon. Where more than one owner is shown, each should sign. Persons signing in a fiduciary or representative capacity shall give full title. If this proxy is submitted by a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

   Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.

                                  APPENDICES

                            Pursuant to Instruction 3 to
                              Item 10 of Schedule 14A

                                  APPENDIX A

                        MAGELLAN HEALTH SERVICES, INC.
                           1996 STOCK OPTION PLAN



         1. Purpose. The purpose of the Magellan Health Services, Inc. 1996 Stock Option Plan is to motivate and retain officers and other key employees of Magellan Health Services, Inc. and its Subsidiaries who have major responsibility for the attainment of the primary long-term performance goals of Magellan Health Services, Inc.

         2. Definitions. The following terms shall have the following meanings:

         "Board" means the Board of Directors of the Corporation.

         "Change in Control" means the effective date of the occurrence, at any time after November 30, 1995, of one or more of the following events: (i) the sale, lease, transfer or other disposition, in one or more related transactions, of all or substantially all of the Corporation's assets to any person or related group of persons, including a "group" as such term is used in Section 13(d)(3) of the Exchange Act, (ii) the merger or consolidation of the Corporation with or into another corporation, the merger of another corporation into the Corporation or any other transaction, to the extent that the stockholders of the Corporation immediately prior to any such transaction hold less than 50 percent of the total voting power or of the voting stock of the surviving corporation resulting from any such transaction, (iii) any person or related group of persons, including a "group" as such term is used in Section 13(d)(3) of the Exchange Act, whether such person or group of persons is a stockholder of the Corporation as of November 30, 1995, holds 30 percent or more of the voting power or of the voting stock of the Corporation, or (iv) the liquidation or dissolution of the Corporation.

         "Code" means the Internal Revenue Code of 1986, as amended, and the rules promulgated thereunder.

         "Committee" means a committee of two or more members of the Board constituted and empowered by the Board to administer the Plan in accordance with its terms.

         "Corporation" means Magellan Health Services, Inc., a Delaware corporation.

         "Director" means a member of the Board.

         "Disability" means a physical or mental condition under which the Participant qualifies for (or will qualify for after expiration of a waiting period) disability benefits under the long-term disability plan of the Corporation or a Subsidiary that employs such Participant.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.


DC01/100718-2 //

         "Fair Market Value" means: (1) if the Stock is listed on a national securities exchange (as such term is defined by the Exchange Act) or is traded on the Nasdaq National Market System on the date of award or other determination, the price equal to the mean between the high and low sales prices of a share of Stock on said national securities exchange or on said Nasdaq National Market System on that date (or if no shares of the Stock are traded on that date but there were shares traded on dates within a reasonable period both before and after such date, the Fair Market Value shall be the weighted average of the means between the high and low sales prices of the Stock on the nearest date before and the nearest date after that date on which shares of the Stock are traded); (2) if the Stock is traded both on a national securities exchange and in the over-the-counter market, the Fair Market Value shall be determined by the prices on the national securities exchange; and (3) if the Stock is not listed for trading on a national securities exchange and is not traded on the Nasdaq National Market System or otherwise in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Stock from time to time in its sole discretion.

         "Option" means an Option granted pursuant to Section 6.

         "Participant" means an employee of the Corporation or any of its Subsidiaries who is selected to participate in the Plan in accordance with
Section 4.

         "Plan" means the Magellan Health Services, Inc. 1996 Stock Option Plan.

         "Stock" means the common stock, par value $0.25 per share, of the Corporation.

         "Stock Option Agreement" means the written agreement or instrument which sets forth the terms of an Option granted to a Participant under this Plan.

         "Subsidiary" means any corporation, as defined in Section 7701 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, of which the Corporation, at the time, directly or indirectly, owns 50% or more of the outstanding securities having ordinary voting power to elect directors (other than securities having voting power only by reason of a contingency).

         3. Administration. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan and, further, shall have the power to interpret the Plan, to determine the terms of each Stock Option Agreement (subject to the provisions of the Plan) and (subject to Section 18 and Rule 16b-3 under the Exchange Act, if applicable) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances. All actions of the Committee shall be binding on the Corporation, on each affected Participant and on each other person directly or indirectly affected by such action. No member of the Board shall serve as a member of the

DC01/100718-2 //

Committee unless such member is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. The Committee shall have the right to delegate to the chief executive officer of the Corporation the authority to select Participants and to grant Options (except to any person subject to Section 16 of the Exchange Act), subject to any review, approval or notification required by the Committee or as otherwise may be required by law.

         4. Participation. Participants in the Plan shall be limited to those officers and employees of the Corporation or any of its Subsidiaries who have been selected to participate in the Plan by the Committee acting in its absolute discretion.

         5. Maximum Number of Shares Subject to Options. Subject to the provisions of Section 9, there shall be 1,750,000 shares of Stock reserved for use under this Plan, and such shares of Stock shall be reserved to the extent that the Committee and the Board deems appropriate from authorized but unissued shares of Stock or from shares of Stock which have been reacquired by the Corporation. Any shares of Stock subject to any Option which remain unpurchased after the cancellation, expiration, exchange or forfeiture of such Option shall again become available for use under this Plan. All authorized and unissued shares issued upon exercise of Options under the Plan shall be fully paid and nonassessable shares.

         6. Grant of Options. The Committee, acting in its absolute discretion, shall have the right to grant Options to Participants under this Plan from time to time; provided, that the maximum number of shares of Stock issuable upon exercise of Options shall not exceed 1,750,000, subject to adjustment as provided in Section 9. No Option shall be granted after December 31, 1999. The maximum number of Options that are granted to any Participant shall not exceed 500,000, subject to adjustment as provided in Section 9.

         7. Terms and Conditions of Options. Options granted pursuant to the Plan shall be evidenced by Stock Option Agreements in such form as the Committee from time to time shall approve, including any such terms and conditions not inconsistent with the provisions set forth in the Plan as the Committee may determine; provided, that such Stock Option Agreements and the Options granted shall comply with and be subject to the following terms and conditions:

                  (a) Employment. Each Participant shall agree to remain in the employ of and to render services to the Corporation or a Subsidiary thereof for such period as the Committee may require in the Stock Option Agreement;
provided, that such agreement shall not impose upon the Corporation or any Subsidiary thereof any obligation to retain the Participant in its employ for any period.

                  (b) Number of Shares. Each Stock Option Agreement shall state the total number of shares of Stock to which it pertains.


DC01/100718-2 //

                  (c) Exercise Price. The exercise price per share for Options shall be Fair Market Value of the Stock on the date of grant, subject to adjustment as contemplated by Section 9.

                  (d) Medium and Time of Payment. The exercise price shall be payable upon the exercise of the Option, or as provided in Section 7(e) if the Corporation adopts a broker- directed cashless exercise/resale procedure, in each case in an amount equal to the number of shares then being purchased times the per share exercise price. Payment shall be in cash, except that the Corporation, in its sole discretion, may permit payment by delivery to the Corporation of a certificate or certificates for shares of Stock duly endorsed for transfer to the Corporation with signature guaranteed by a member firm of the New York Stock Exchange or by a national banking association. In the event of any payment by delivery of shares of Stock, such shares shall be valued on the basis of their Fair Market Value determined as of the day prior to the date of delivery. If payment is made by delivery of shares of Stock, the value of such Stock may not exceed the total exercise price payment; provided, that the preceding clause shall not prevent delivery of a stock certificate for a number of shares having a greater value, if the number of shares to be applied to payment of the exercise price is designated by the Participant and the Participant requests that a certificate for the remainder shares be delivered to the Participant.

         In addition to the payment of the purchase price of the shares of Stock then being purchased, a Participant shall also, pursuant to Section 16, pay to the Corporation or otherwise provide for payment of an amount equal to the amount, if any, which the Corporation at the time of exercise is required to withhold under the income tax withholding provisions of the Code and other applicable income tax laws.

                  (e) Method of Exercise. All Options shall be exercised (i) by written notice directed to the Secretary of the Corporation at its principal place of business, accompanied by payment of the option exercise price, in accordance with the foregoing subsection (d), for the number of shares specified in the notice of exercise and by any documents required by Section 14, or (ii) by complying with the exercise and other provisions of any broker-directed cashless exercise/resale procedure adopted by the Corporation and approved by the Committee, and by delivery of any documents required by Section 14. The Corporation shall make delivery of such shares within a reasonable period of time or in accordance with applicable provisions of any such broker-directed cashless exercise/resale procedure; provided, that if any law or regulation requires the Corporation to take any action (including but not limited to the filing of a registration statement under the Securities Act of 1933 and causing such registration statement to become effective) with respect to the shares specified in such notice before their issuance, then the date of delivery of such shares shall be extended for the period necessary to take such action.

                  (f) Term of Options. Except as otherwise specifically provided in the Plan, the terms of all Options shall commence on the date of grant and shall expire not later than November 30, 2005.

DC01/100718-2 //

                  (g) Exercise of Options. Options are exercisable only to the extent they are vested as provided in Section 8. After Options have vested in accordance with Section 8, such Options are exercisable at any time, in whole or in part during their terms if the Participant is at the time of exercise employed by the Company or a Subsidiary. If a Participant's employment with the Corporation or any Subsidiary is terminated for any reason other than death or disability, the vested portion of each Option held by such Participant on the date of such termination may be exercised for six (6) months following the date of termination of employment (but not after expiration of the term of the Option). In the event of the death or Disability of a Participant, the vested portion of each Option held by such Participant on the date of such event may be exercised within twelve months of the date of such event (but not after the expiration of the term of the Option).

         In the event of the death of a Participant, the vested portion of each Option previously held by such Participant may be exercised within the time set forth above by the executor, other legal representative or, if none, by the heir or legatee of such Participant.

                  (h) Adjustments Upon Changes in Capitalization. Upon a change in capitalization pursuant to Section 9, the number of shares covered by an Option and the per share option exercise price shall be adjusted in accordance with the provisions of Section 9.

                  (i) Transferability. No Option shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer; and, during the lifetime of a Participant, all Options held by such Participant shall be exercisable only by him or by his lawful representative in the event of his incapacity.

                  (j) Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to shares covered by his Option until the date of the issuance of the shares to him and only after such shares are fully paid. Unless specified in Section 9, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

                  (k) Miscellaneous Provisions. The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of this Plan as the Committee shall deem advisable.

         8. Vesting. Options granted under this Plan shall be exercisable only to the extent such Options have become vested pursuant to this Section 8. An Option shall vest at the rate of 25 percent of the shares covered by the Option on each of the first four anniversary dates of the grant of the Option if the Participant is an employee of the Company or a Subsidiary on such dates.


DC01/100718-2 //

         9. Change in Capitalization. If the Stock should, as a result of a stock split or stock dividend, combination of shares, recapitalization or other change in the capital structure of the Corporation or exchange of Stock for other securities by reclassification or otherwise, be increased or decreased or changed into, or exchanged for, a different number or kind of shares or other securities of the Corporation, or any other corporation, then the number of shares covered by Options, the number and kind of shares which thereafter may be distributed or issued under the Plan and the per share option price of Options shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent dilution of or increase in the rights granted to, or available for, Participants.

         10. Fractional Shares. In the event that any provision of this Plan or a Stock Option Agreement would create a right to acquire a fractional share of Stock, such fractional share shall be disregarded.

         11. Successor Corporation. If the Corporation is merged or consolidated with another corporation or other legal entity and the Corporation is not the surviving corporation or legal entity, or in the event all or substantially all of the assets or common stock of the Corporation is acquired by another corporation or legal entity, or in the case of a dissolution, reorganization or liquidation of the Corporation, the Board, or the board of directors or governing body of any corporation or other legal entity assuming the obligations of the Corporation hereunder, shall either: (i) make appropriate provision for the preservation of Participants' rights under the Plan in any agreement or plan it may enter into or adopt to effect any of the foregoing transactions; or (ii) upon written notice to each Participant, provide that all Options, whether or not vested, may be exercised within thirty days of the date of such notice and if not so exercised, shall be terminated.

         12. Change in Control. Notwithstanding any provisions in the Plan to the contrary, in the event of a Change in Control, any unvested and outstanding Options awarded to Participants under the Plan automatically shall become fully vested and exercisable in accordance with the terms thereof.

         13. Non-Alienation of Benefits. Except insofar as applicable law otherwise may require, (i) no Options, rights or interest of Participants or Stock deliverable to any Participant at any time under the Plan shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (ii) to the fullest extent permitted by law, the Plan shall in no manner be liable for, or subject to, claims, liens, attachments or other like proceedings or the debts, liabilities, contracts, engagements or torts of any Participant or beneficiary. Nothing in this Section 13 shall prevent a Participant's rights and interests under the Plan from being transferred by will or by the laws of descent and distribution; provided, that no transfer by will or by the laws of descent and distribution shall be effective to

DC01/100718-2 //
bind the Corporation unless the Committee or its designee shall have been furnished before or after the death of such Participant with a copy of such will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

         14. Listing and Qualification of Shares. The Corporation, in its discretion, may postpone the issuance or delivery of shares of Stock until completion of any stock exchange listing, or other qualification or registration of such shares under any state or federal law, rule or regulation, as the Corporation may consider appropriate, and may require any Participant to make such representations, including, but not limited to, a written representation that the shares are to be acquired for investment and not for resale or with a view to the distribution thereof, and to furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable law, rules and regulations. The Corporation may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

         15. No Claim or Right Under the Plan. No employee of the Corporation or any Subsidiary shall at any time have the right to be selected as a Participant in the Plan nor, having been selected as a Participant and granted an Option, to be granted any additional Option. Neither the action of the Corporation in establishing the Plan, nor any action taken by it or by the Board or the Committee thereunder, nor any provision of the Plan, nor participation in the Plan, shall be construed to give, and does not give, to any person the right to be retained in the employ of the Corporation or any Subsidiary, or interfere in any way with the right of the Corporation or any Subsidiary to discharge or terminate any person at any time without regard to the effect such discharge or termination may have upon such person's rights, if any, under the Plan.

         16. Taxes. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to Options under the Plan, including, but not limited to, (i) deducting the amount required to be withheld from salary or any other amount then or thereafter payable to a Participant, beneficiary or legal representative, (ii) requiring a Participant, beneficiary or legal representative to pay to the Corporation the amount required to be withheld as a condition of releasing the Stock, or (iii) complying with applicable provisions of any broker-directed cashless exercise/resale procedure adopted by the Corporation pursuant to Section 7(e).

         17. No Liability of Directors. No member of the Board or the Committee shall be personally liable by reason of any contract or other instrument executed by such member on his behalf in his capacity as a member of the Board or Committee, nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer and Director, to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or

DC01/100718-2 //

                                     - 8 -
liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan to the fullest extent permitted or required by the Corporation's governing instruments and, in addition, to the fullest extent of any applicable insurance policy purchased by the Corporation.

         18. Other Plans. Nothing contained in the Plan is intended to amend, modify or rescind any previously approved compensation plans or programs entered into by the Corporation or its Subsidiaries. The Plan shall be construed to be in addition to any and all such plans or programs. No award of Options under the Plan shall be construed as compensation under any other executive compensation or employee benefit plan of the Corporation or any of its Subsidiaries, except as specifically provided in any such plan or as otherwise provided by the Committee. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such additional compensation or incentive arrangements as the Board may deem necessary or desirable.

         19. Amendment or Termination. This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, no such amendment shall be made absent the approval of the stockholders of the Corporation: (1) if stockholder approval of such amendment is required for continued compliance with Rule 16b-3 of the Exchange Act, or (2) if stockholder approval of such amendment is required by any other applicable laws or regulations or by the rules of any stock exchange as long as the Stock is listed for trading on such exchange. The Committee also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, the Corporation shall not have the right to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Participant consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Corporation or a transaction described in Section 11 of this Plan.

         20. Captions. The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and shall not, in any manner, define or limit the scope or intent of any provisions of the Plan.

         21. Governing Law. The Plan and all rights thereunder shall be governed by, and construed in accordance with, the laws of the State of Georgia, without reference to the principles of conflicts of law thereof.

         22. Expenses. All expenses of administering the Plan shall be borne by the Corporation.

         23. Effective Date. The Plan shall be effective as of the date of its adoption by the Board, subject to approval of this Plan by the stockholders of the Corporation after the date of its adoption in accordance with the requirements of Rule 16b-3 under the Exchange Act.

DC01/100718-2 //

                                    APPENDIX B

                           MAGELLAN HEALTH SERVICES, INC.
                         1997 EMPLOYEE STOCK PURCHASE PLAN

         1. Purpose. The purpose of the Magellan Health Services, Inc. 1997 Employee Stock Purchase Plan (the "Plan"), is to provide employees of Magellan Health Services, Inc. (the "Company") and its subsidiary companies with an opportunity to be compensated through the benefits of stock ownership and to acquire an interest in the Company through the purchase of Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

                  (a) "Base Pay" means the compensation payable to an employee by the Company or a designated subsidiary (as defined in Code Section 424(f)) (a "subsidiary") calculated at that employee's base salary or standard hourly rate of compensation, but excluding overtime, commissions, shift differential, incentive bonus compensation and compensation payable under any deferred compensation or other fringe benefit plan.

                  (b) "Employee" means any person who is employed by the Company or by any subsidiary of the Company designated from time to time by the Committee (as defined in Section 13).

         3.       Eligibility.

                  (a) Any Employee who shall be employed on the 60th day preceding the Offering Date of an Offering Period shall be eligible to participate in the Plan for such Offering Period except that no Officer can participate in the Plan. Notwithstanding the foregoing, the Committee, in its sole discretion, may credit the employment service of persons employed by a business acquired by the Company or by any subsidiary thereof for the purpose of satisfying the 60-day rule herein. The term "Officer" shall mean the position of Assistant Vice President and officer positions that are senior to the position of Assistant Vice President with respect to the Company and Charter Behavioral Health Systems, Inc., and also shall mean senior officers of Green Spring Health Services, Inc. and Magellan Public Solutions, Inc.

                  (b) Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option:

                           (i)      If,   immediately   after  the  grant   such
                                    Employee  would  own  shares,   and/or  hold
                                    outstanding   options  to  purchase   stock,
                                    possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company; or

DC01/100719-3 //
                                               1

                           (ii) Which permits his rights to purchase shares under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time.

         4. Offering Periods. The Committee shall establish the Offering Periods under the Plan which shall be of not less than three months nor more than twelve months duration each, the first of which shall not begin before January 1, 1997, and the last of which shall end not later than December 31, 1999. The beginning date (the "Offering Date") and the ending date (the "Termination Date") of each Offering Period shall be set in advance of each Offering Period by the Committee.

         5. Participation. An eligible Employee may become a participant only by completing an election notice provided by the Company and filing it with the designated representative of the Company no later than the date specified by the Company in the election notice form.

         Unless otherwise adjusted in accordance with Section 6(a), payroll deductions for a participant with respect to an Offering Period shall commence with the first pay date beginning on or after the Offering Date, and shall end with the last pay date ending on or before the Termination Date, unless sooner terminated by the participant as provided in Section 10. An eligible Employee who becomes an Officer, as defined in Section 3(a), after becoming a participant in accordance with this Section 5 shall terminate his participation in the Plan as of the date such Employee becomes an Officer and shall be deemed to have elected to withdraw in cash any payroll deductions then credited to his account in accordance with Section 10. All Employees granted options under the Plan shall have the same rights and privileges, except that the amount of stock which may be purchased under such option may vary in a uniform manner as described in
Section 7.

         6. Method of Payment. Payments for shares under the Plan may be made only by payroll deductions, as follows:

                  (a) If a participant wishes to participate in the Plan, then at the time he files his election notice, he shall elect to have deductions made from his Base Pay at a rate, expressed as a percentage, not to exceed 10% of his annualized Base Pay as of the Offering Date. Amounts withheld during the one-month period immediately preceding the Termination Date in any Offering Period may be applied to the purchase of shares on the Termination Date or to the purchase of shares offered for the next subsequent Offering Period in a manner as may be determined by the Committee, in its sole discretion.

                  (b) All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account. A participant's account shall be no more than a bookkeeping account maintained by the Company,

DC01/100719-3 //
                                           2
and neither the Company nor any subsidiary shall be obligated to segregate or hold in trust or escrow any funds in a participant's account.

                  (c) A participant's election to have deductions made from his Base Pay shall be effective for all pay dates occurring during the Offering Period which commences immediately following the filing, in accordance with
Section 5, of the participant's election notice and for each subsequent Offering Period until such election is modified or revoked by the participant or until such participant no longer meets the eligibility requirements of Section 3(a). A participant may discontinue his participation in the Plan as provided in Section 10.

A participant may elect to change the rate of payroll deductions at such times and in accordance with such rules as may be prescribed by the Committee; any such change in the rate of payroll deductions shall be applicable only with respect to Offering Periods commencing after a participant files with the Committee an election notice requesting such change.

         7.       Granting of Option.

                  (a) Subject to any adjustment under Sections 12 or 17, on the Offering Date for each Offering Period, a participant shall be granted an option to purchase a number of whole shares determined by dividing the amount to be withheld for participation in the Plan and applied to such Offering Period by the option price per share of Common Stock determined in accordance with Section 7(b) but, in no event shall the maximum number of shares for which an option is granted to a participant with respect to any single Offering Period exceed two-hundred (200) shares for each full or partial month during the Offering Period.

                  (b) The option price per share of shares purchased with payroll deductions for a participant will be equal to the lesser of: (i) 85% of the opening price of the Common Stock on the American Stock Exchange on the Offering Date; or (ii) 85% of the opening price of the Common Stock on the American Stock Exchange on the Termination Date. If no shares are traded on such exchange on either such date, such price shall be determined on the last trading date for such shares immediately preceding the Offering Date or the Termination Date, as applicable.

         8. Exercise of Option. Unless a participant gives written notice of withdrawal pursuant to Section 10(a) or such participant's payroll deductions are returned in accordance with Section 10(c), his option for the purchase of shares during an Offering Period with payroll deductions will be exercised automatically for him on the Termination Date of that Offering Period. The automatic exercise shall, subject to Sections 12 and 17, be for the purchase of the maximum number of full shares subject to his option which the sum of payroll deductions credited to the participant's account on the Termination Date can purchase at the option price.
         9. Delivery. As promptly as practicable after the end of an Offering Period, the Company will deliver the shares purchased upon the exercise of the option to a designated broker selected by the Company to administer and hold shares in individual accounts established for the benefit of each participant. The Committee, in its sole discretion, may establish procedures to

DC01/100719-3 //
                                          3
permit a participant to receive such shares directly. Amounts credited to the participant's account in excess of the amount necessary to pay the option price for the maximum number of full shares subject to his option shall either be refunded to the participant or credited to the participant's account for the next subsequent Offering Period as may be determined by the Committee, in its sole discretion.

         10.      Withdrawal.

                  (a) A participant may withdraw payroll deductions credited to his account under the Plan by giving written notice to the representative of the Company designated on the election notice form. A participant may withdraw amounts credited to his account at any time prior to the first day of the calendar month ending on the Termination Date or such later date as may be established by the Committee in its sole discretion. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further deductions will be made from his pay during that Offering Period.

                  (b) A participant's withdrawal will not limit his eligibility to participate in any similar plan which may hereafter be adopted by the Company or in any subsequent Offering Period.

                  (c) Upon termination of the participant's employment during an Offering Period for any reason, including death or retirement, the payroll deductions credited to his account for such period will be returned to him or, in the case of his death, to the person or persons entitled thereto under
Section 14. Notwithstanding the foregoing, the payroll deductions credited to the account of any participant whose employment is terminated during the calendar month ending on the Termination Date shall not be returned but shall instead be used to purchase shares in accordance with Section 8.

         11. No Interest. No interest shall be accrued or payable with respect to amounts in a participant's account.

         12.      Stock.

                  (a) The shares of Common Stock to be sold to participants under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares which shall be made available for sale under the Plan shall be 600,000 shares and the maximum number of shares available for sale in each Offering Period shall be determined by the Committee in its sole discretion, subject in each case to adjustment upon changes in capitalization of the Company as provided in Section
17. If the total number of shares for which options are to be exercised for an Offering Period in accordance with Section 8 exceeds the number of shares then available under the Plan for such Offering Period, the Company shall make a pro rata allocation of the shares available based on a fraction, the numerator of which shall be the number of shares with respect to which a participant has an option

DC01/100719-3 //
                                             4
to purchase for an Offering Period and the denominator of which shall be the number of shares available for purchase, with rounding down for each participant to the nearest whole number.

                  (b) A participant will have no interest in shares covered by an option until such option has been exercised.

         13. Administration. The Plan shall be administered by a Committee (the "Committee") consisting of not less than three members who shall be appointed by the Chief Executive Officer of the Company. Each member of the Committee shall be either a director, an officer, or an employee of the Company or of a subsidiary thereof. The Committee shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and all persons claiming under or through any participant.

         14. Designation of Beneficiary. A participant may file a written designation of a beneficiary who is to receive any shares or cash to the participant's credit under the Plan in the event of such participant's death before, on, or after the Termination Date but prior to the delivery of shares and, if applicable, cash. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such shares or cash to the account of such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the account of the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company) the Company, in its discretion, may deliver such shares or cash to the account of the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent, or relative is known to the Company, then to the account of such other person as the Company may designate. No designated beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the shares or cash credited to the participant under the Plan.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose.


DC01/100719-3 //
                                              5

         17. Adjustments Upon Changes in Capitalization. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares, or dividend payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee to the number and kind of shares as to which outstanding options shall be exercisable and to the option price. No fractional shares shall be issued or optioned in making the foregoing adjustments. All adjustments made by the Committee under this paragraph shall be conclusive and binding on all participants and all persons claiming under or through any participant.

         Subject to any required action by the stockholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee in its discretion may declare (a) that all options granted hereunder are to be terminated after giving at least ten days' notice to holders of outstanding options, or (b) that any option granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Committee to the securities of the resulting corporation to which a holder of the number of shares of Common Stock subject to the option would have been entitled. The adoption of a plan of dissolution or liquidation by the Board of Directors and stockholders of the Company shall cause every option outstanding hereunder to terminate on the fifteenth day thereafter, except that, in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as provided in the preceding sentence, options outstanding hereunder shall be governed by and shall be subject to the provisions of the preceding sentence.

         Any issue by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any option, except as specifically provided otherwise in this Section 17. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         18. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. No such termination can affect options previously granted and no amendment can make any change in any option theretofore granted which would adversely affect the rights of any participant. No amendment can be made without prior approval of the stockholders of the Company if such amendment would:

                  (a) Require the sale of more shares than are authorized under Section 12; or

                  (b) Permit payroll deductions or cash payments at a rate in excess of 10% of a participant's Base Pay.


DC01/100719-3 //
                                          6

         19. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall not be deemed to have been duly given until actually received by the representative of the Company designated on the election notice form provided by Section 5.

         20. Missing Payee. If (i) the Company utilizes a designated broker to administer and hold in individual accounts the shares purchased by the participants, (ii) the Company subsequently cannot ascertain the whereabouts of a participant whose account is held with the designated broker, (iii) after three years from the date of the last purchase by such participant, a notice of such account balance and pending action under this section is mailed to the last known address of such person, as shown on the records of the designated broker or the Company, and (iv) within three months after such mailing, such person has not made written claim therefor, then the Committee may direct that such account balance (including both shares and withholdings) otherwise due to such person be canceled and returned to the Company. Upon such cancellation, the Company or the designated broker shall have no further liability therefor, except that, in the event such person, within one year of the date of the notice referred to in
(iii) above, notifies the Company or the broker of his whereabouts and requests the amounts due to him under the Plan, the number of shares (as may be adjusted to reflect any extraordinary corporate event or recapitalization) together with any dividends or other accretions thereon and the amount of withholdings contained in such account so canceled shall be delivered to him as provided herein by the Plan.

DC01/100719-3 //
                                             7

                                    APPENDIX C

                            MAGELLAN HEALTH SERVICES, INC.
                          1996 DIRECTORS' STOCK OPTION PLAN

         1. Purpose. The Magellan Health Services, Inc. 1996 Directors' Stock Option Plan (the "Plan") is intended as an incentive and as a means of encouraging stock ownership by non-employee members of the Board of Directors of Magellan Health Services, Inc. (the "Company").

         2.       Administration.

                  (a) The Plan shall be administered, construed and interpreted by the Compensation Committee (the "Committee") of the Board of Directors. During any time that the Board of Directors does not have a Compensation Committee, the duties of the Committee under the Plan shall be performed by the Board of Directors.

                  (b) The interpretation and construction by the Committee of any provision of the Plan, any option granted under it or any written agreement that sets forth the terms of an option (the "Stock Option Agreement") and any determination by the Committee, pursuant to any provision of the Plan, any such option or any provisions of a Stock Option Agreement, shall be final and conclusive. The terms and conditions of each individual Stock Option Agreement shall be in accordance with the provisions of the Plan, but the Committee may provide for such additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable.

         3. Eligibility. Members of the Board of Directors who are not employees of the Company or any subsidiary shall be granted options under and pursuant to the terms of the Plan.

         4. Stock. The stock subject to the options and other provisions of the Plan shall be authorized but unissued or reacquired shares of the $.25 par value Common Stock of the Company (the "Common Stock"). Subject to readjustment in accordance with the provisions of Section 6(h), the total amount of Common Stock on which options may be granted to Directors under the Plan shall not exceed in the aggregate 250,000 shares.

         If any outstanding option (or portion thereof) under the Plan for any reason expires unexercised or is terminated without exercise prior to the end of the period during which options may be granted, the shares of Common Stock allocable to the unexercised portion of such option again may be subject to an option under the Plan.

         5. Grant of Options. Each eligible Director shall be granted on the later of November 30, 1995, or the date he or she first becomes a Director an option to purchase 25,000 shares of Common Stock, for so long as shares are available under the Plan, but no option shall be granted after December 31, 1999. Options granted shall be subject to the vesting and other terms and conditions of the Plan and each optionee's Stock Option Agreement.


DC01/100716-2 //

         6. Terms and Conditions of Options. Stock options granted pursuant to the Plan shall be evidenced by Stock Option Agreements in such form as the Committee from time to time shall approve; such agreements and the stock options granted thereby shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares. Each Stock Option Agreement shall state the total number of shares of Common Stock to which it pertains.

                  (b) Exercise Price. The exercise price per share shall be the Fair Market Value per share of the Common Stock on the date of the grant.

                  (c) Medium and Time of Payment. The exercise price shall be payable upon the exercise of the option, or as provided in Section 6(f) if the Company adopts a broker- directed cashless exercise/resale procedure, in each case in an amount equal to the number of shares then being purchased times the per share exercise price. Payment shall be in cash, except that the Company, in its sole discretion, may permit payment by delivery to the Company of a certificate or certificates for shares of Common Stock, duly endorsed for transfer to the Company with signature guaranteed by a member firm of the New York Stock Exchange or by a national banking association. In the event of any payment by delivery of shares of Common Stock, such shares shall be valued on the basis of their Fair Market Value determined as of the day prior to the date of delivery. If payment is made by delivery of shares of Common Stock, the value of such shares may not exceed the total exercise price payment; but the preceding clause shall not prevent delivery of a stock certificate for a number of shares having a greater value, if the number of shares to be applied to payment of the exercise price is designated by the optionee and the optionee requests that a certificate for the remainder shares be delivered to the optionee.

                  In addition to the payment of the purchase price of the shares then being purchased, an optionee shall also, pursuant to Section 12, pay to the Company or otherwise provide for an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax withholding provisions of the Internal Revenue Code and other applicable income tax laws.

                  (d) Fair Market Value. For purposes of Sections 6(b) and (c), Fair Market Value of Common Stock shall be determined on the applicable date as follows. If the Common Stock is listed on a national securities exchange (as such term is defined by the Securities Exchange Act of 1934) or is traded in the over-the-counter market on the date of determination, the Fair Market Value per share of the Common Stock shall be equal to the mean between the high and low sales prices of a share of the Common Stock on said

DC01/100716-2 //
         national securities exchange on that day (or, for purposes of Section 6(c), if no shares of the Common Stock are traded on that date but there were shares traded on dates within a reasonable period both before and after such date, the Fair Market Value shall be the weighted average of the means between the high and low sales prices of the Common Stock on the nearest date before and the nearest date after that date on which shares of the stock are traded) or the mean between the high "bid" and low "asked" prices per share in said over-the-counter market on that date, as reported by the National Association of Securities Dealers Automated Quotation System (or a successor to such system). If the Common Stock is traded on two exchanges, the Fair Market Value shall be determined by the weighted average Fair Market Value on such exchanges unless one of such exchanges is the American Stock Exchange, in which case Fair Market Value shall be determined by prices on that exchange. If the Common Stock is traded both on a national securities exchange and in the over-the-counter market, the Fair Market Value shall be determined by the prices on the national securities exchange, unless transactions on such exchange and in the over-the-counter market are jointly reported on a consolidated reporting system in which case the Fair Market Value shall be determined by reference to such consolidated reporting system. If the Common Stock is not listed for trading on a national securities exchange and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the stock from all relevant available facts which may include opinions of independent experts as to value and may take into account any recent sales and purchases of such stock to the extent they are representative.

                  (e) Terms of Options; Date of Exercise. Terms of options granted under the Plan shall commence on the date of grant and shall expire on November 30, 2005, subject to Section 6(g). Each option shall become exercisable when vested.

                  (f) Method of Exercise. Options shall be exercised (i) by written notice directed to the Secretary of the Company at its principal place of business, accompanied by payment made in accordance with Section 6(c), in cash or personal check (which will be accepted subject to collection), or by certificates for shares of the Common Stock, or by a combination of the foregoing, of the option price for the number of shares specified in the notice of exercise and by any documents required by Section 6(j), or (ii) by complying with the exercise and other provisions of any broker-directed cashless exercise/resale procedure adopted by the Company and approved by the Committee, and by delivery of any documents required by Section 6(j). The Company shall make delivery of such shares within a reasonable period of time or in accordance with applicable provisions of any such broker-directed cashless exercise/resale procedure; provided, that if any law or regulation requires the Company to take any action (including but not limited to the filing of a registration statement under the Securities Act of 1933 and causing such registration statement to become effective) with respect to the

DC01/100716-2 //
shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

                  (g) Effect of Termination of Service as a Director. If an optionee during his life ceases to be a non-employee Director of the Company (including its subsidiaries) due to voluntary resignation as a Director, voluntary decision not to stand for reelection or removal as a Director by the stockholders for cause, then the unvested portion of any option shall terminate on the earlier to occur of (i) the expiration date of the option, or (ii) the date of termination of service as a non-employee Director. If an optionee ceases to be a Director for any other reason, the unvested portion of options shall vest on the date of termination of service and may thereafter be exercised in accordance with their terms. In the event of the death of the optionee while he is a non-employee Director of the Company or after termination of such service, the vested portion of any option may be exercised by his personal representatives, heirs or legatees at any time prior to the expiration of one
(1) year from the date of death of the optionee, but in no event later than the date of expiration of the option.

                  (h) Adjustments Upon Changes in Capitalization. If the Common Stock should, as a result of a stock split or stock dividend, combination of shares, recapitalization or other change in the capital structure of the Company or exchange of Common Stock for other securities by reclassification or otherwise, be increased or decreased or changed into, or exchanged for, a different number or kind of shares of other securities of the Company, or any other corporation, then the number of shares covered by options, the number and kind of shares which thereafter may be distributed or issued under the Plan and the per share option price of options shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent dilution of or increase in the rights granted to, or available for, optionees.

                  (i) Who May Exercise. No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of an optionee, the option shall be exercisable only by him.

                  (j) Optionee's Agreement. If, in the opinion of counsel for the Company, such action is necessary or desirable, no option shall be granted to any optionee unless at such time such optionee represents and warrants that the stock will be acquired for investment only and not for purposes of resale or distribution and makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the stock. If, at the time of the exercise of any option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the optionee shall represent and warrant that he is purchasing the shares that are subject to the option for investment and not with any

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                                      -5-



present intention to resell or distribute the same or make other and further representations and warranties with regard to the holding and resale of the shares, the optionee, upon the request of the Committee, will execute and deliver to the Company an agreement or affidavit to such effect. All certificates issued pursuant to the exercise of any option shall be marked with a restrictive legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable.

                  (k) Rights as a Stockholder. An optionee shall have no rights as a stockholder with respect to shares covered by his option until the date of the issuance of the shares to him and only after such shares are fully paid. Unless specified in Section 6(h), no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

                  (l) Vesting. An option shall vest at the rate of 25 percent of the shares of Common Stock covered by the option on each of the four anniversary dates of the grant of the option if the Participant is a non-employee Director of the Company on such dates.

                  (m) Miscellaneous Provisions. The Stock Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option as the Committee shall deem advisable.

         7.       Effective Date and Termination of Plan.

                  (a) The Plan shall become effective upon adoption by the Board of Directors of the Company, provided the Plan is approved by the holders of a majority of the shares of Common Stock voting on the matter at an annual or special meeting of stockholders held within twelve months of adoption by the Board of Directors.

                  (b) The Plan, with respect to the granting of options, shall terminate at midnight on December 31, 1999, but the Board of Directors may terminate the Plan at any time prior to said time and date. Such termination of the Plan by the Board of Directors shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the affected optionee shall so consent.

         8. Fractional Shares. If any provision of this Plan or a Stock Option Agreement would create a right to acquire a fractional share, such fractional share shall be disregarded.

         9. Successor Corporation. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company and shall continue to be binding upon the Company notwithstanding any change in ownership of the Company. The Company agrees that it will make appropriate provision for the preservation of optionees' rights under the Plan in any

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                                       -6-



agreement or plan which it may enter into or adopt to effect any such transfer of assets or ownership.

         10. Non-Alienation of Benefits. Except insofar as applicable law may otherwise require, (i) no options, rights or interest of optionees or Common Stock deliverable to any optionee at any time under the Plan shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charges or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (ii), to the fullest extent permitted by law, the Plan shall in no manner be liable for, or subject to, claims, liens, attachments or other like proceedings or the debts, liabilities, contracts, engagements or torts of any optionee. Nothing in this Section 10 shall prevent an optionee's rights and interests under the Plan from being transferred by will or by the laws of descent and distribution; provided, that no transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee or its designee shall have been furnished before or after the death of such optionee with a copy of such will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

         11. Listing and Qualification of Shares. The Company, in its discretion, may postpone the issuance or delivery of shares of Common Stock until completion of any stock exchange listing, or other qualification or registration of such shares under any state or federal law, rule or regulation, as the Company may consider appropriate, and may require any optionee to furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

         12. Taxes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to options under the Plan, including, but not limited to (i) deducting the amount required to be withheld from any amount then or thereafter payable to an optionee, beneficiary or legal representative, (ii) requiring an optionee, beneficiary or legal representative to pay to the Company the amount required to be withheld as a condition of releasing shares, or (iii) complying with applicable provisions of any broker-directed cashless exercise/resale procedure adopted by the Company pursuant to Section 6(f). If, in the exercise of an option, the Company requires payment pursuant to (ii), then, to the extent permitted by the Company in its discretion, payment may be made in any medium provided for in subsection (c) of
Section 6.

         13. No Liability of Directors. No member of the Board or the Committee shall be personally liable by reason of any contract or other instrument executed by such member on his behalf in his capacity as a member of the Board or Committee, nor for any mistake of judgment

DC01/100716-2 //

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                                        -7-


made in good faith, and the Company shall indemnify and hold harmless each employee, officer and Director of the Company, to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan to the fullest extent permitted or required by the Company's governing instruments and, in addition, to the fullest extent of any applicable insurance policy purchased by the Company.

         14. Amendments. This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, no such amendment shall be made absent the approval of the stockholders of the Company:
(1) if stockholder approval of such amendment is required for continued compliance with Rule 16b-3 of the Securities Exchange Act, or (2) if stockholder approval of such amendment is required by any other applicable laws or regulations or by the rules of the American Stock Exchange as long as the Common Stock is listed for trading on such Exchange. The Committee also may suspend the granting of options under this Plan at any time; provided, the Company shall not have the right initially to modify, amend or cancel any option granted before such suspension unless (1) the optionee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 6(h) of this Plan.

         15. Captions. The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and shall not, in any manner, define or limit the scope or intent of any provisions of the Plan.

         16. Governing Law. The Plan and all rights thereunder shall be governed by, and construed in accordance with, the laws of the State of Georgia, without reference to the principles of conflicts of law thereof.

         17. Expenses. All expenses of administering the Plan shall be borne by the Company.


DC01/100716-2 //

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